                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-54
                                   ------------


                       RIVERSOURCE INVESTMENT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 Ameriprise Financial Center, Minneapolis, Minnesota            55474
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip code)


  Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 671-1947
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    9/30
                         --------------

   Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   BALANCED FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   SEPT. 30, 2006

>  RIVERSOURCE BALANCED FUND
   SEEKS TO PROVIDE SHAREHOLDERS
   WITH A BALANCE OF GROWTH OF
   CAPITAL AND CURRENT INCOME.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ..........................................................    3
Performance Summary ....................................................    5
Questions & Answers with Portfolio Management ..........................    6
The Fund's Long-term Performance .......................................   12
Investments in Securities ..............................................   14
Financial Statements ...................................................   31
Notes to Financial Statements ..........................................   35
Report of Independent Registered Public Accounting Firm ................   52
Federal Income Tax Information .........................................   53
Fund Expenses Example ..................................................   55
Board Members and Officers .............................................   57
Approval of Investment Management Services Agreement ...................   60
Proxy Voting ...........................................................   61

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Balanced Fund is a portfolio of stocks and bonds. More specifically, the Fund invests in a mix of value stocks and predominately high quality bonds and targets a 60/40 stock/bond allocation. The equity portion of the Fund is comprised of attractively priced large-cap value stocks. The fixed income portion is composed of all key sectors of the investment grade bond market.

------------------------------------------------------------------------------
ASSET ALLOCATION AND SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets

Stocks(1)                                60.3%
Bonds(2)                                 35.1%     [PIE CHART]
Cash & Cash Equivalents(4)                4.6%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Financials 18.3%, Energy 7.0%, Consumer Discretionary 6.1%,
      Information Technology 5.7%, Industrials 5.4%, Health Care 4.7%,
      Telecommunication Services 4.6%, Consumer Staples 4.4%, Utilities 2.4% and Materials 1.7%.

(2)   Includes Mortgage-Backed Securities 15.5%, U.S. Government Obligations &
      Agencies 8.2%, Corporate Bonds 5.7%(3), Commercial Mortgage-Backed
      Securities/Asset-Backed Securities 5.6% and Foreign Government Bonds
      0.1%.

(3)   Includes Telecommunication 1.9%, Utilities 1.3%, Financials 0.9%,
      Consumer Discretionary 0.4%, Consumer Staples 0.4%, Energy 0.4%, Health
      Care 0.2%, Industrials 0.1% and Materials 0.1%.

(4) Of the 4.6%, 0.1% is due to security lending activity and 4.5% is the Fund's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS
------------------------------------------------------------------------------

Percentage of portfolio assets

Exxon Mobil                               2.5%
Bank of America                           2.5
Citigroup                                 2.2
U.S. Treasury 6.25% 2023                  2.1
American Intl Group                       1.9
Pfizer                                    1.3
General Electric                          1.2
Verizon Communications                    1.2
Altria Group                              1.2
Chevron                                   1.2

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT SEPT. 30, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                    LARGE
                       MEDIUM   SIZE
                       SMALL

       DURATION
SHORT    INT.    LONG
          X       X    HIGH
          X       X    MEDIUM   QUALITY
                       LOW

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                                                             YEARS IN INDUSTRY
FIXED INCOME
Tom Murphy, CFA                                                     20
Scott Kirby                                                         27
Jamie Jackson, CFA                                                  18

                                                             YEARS IN INDUSTRY
EQUITIES
Bob Ewing, CFA                                                      18

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                            TICKER SYMBOL     INCEPTION DATE
Class A                                         INMUX              4/16/40
Class B                                         IDMBX              3/20/95
Class C                                            --              6/26/00
Class Y                                         IDMYX              3/20/95

Total net assets                                            $1.172 billion

Number of holdings                                                     547

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


------------------------------------------------------------------------------

4 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------
                            PERFORMANCE COMPARISON
                       For the year ended Sept. 30, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Balanced Fund Class A (excluding sales charge)           +9.46%
Russell 1000(R) Value Index (unmanaged)                             +14.62%
Lehman Brothers Aggregate Bond Index (unmanaged)                     +3.67%
Blended Index - 60% Russell 1000 Value Index and
   40% Lehman Brothers Aggregate Bond Index (unmanaged)             +10.17%
Lipper Balanced Funds Index (unmanaged)                              +8.02%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

AT SEPT. 30, 2006

                                                                       SINCE
Without sales charge         1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
------------------------------------------------------------------------------
Class A (inception 4/16/40)  +9.46%    +9.88%    +6.14%     +3.66%    +8.46%
------------------------------------------------------------------------------
Class B (inception 3/20/95)  +8.54%    +9.02%    +5.31%     +2.86%    +4.42%
------------------------------------------------------------------------------
Class C (inception 6/26/00)  +8.58%    +9.04%    +5.30%       N/A     -0.86%
------------------------------------------------------------------------------
Class Y (inception 3/20/95)  +9.65%   +10.11%    +6.32%     +3.82%    +5.39%
------------------------------------------------------------------------------
With sales charge
------------------------------------------------------------------------------
Class A (inception 4/16/40)  +3.17%    +7.73%    +4.89%     +3.05%    +8.37%
------------------------------------------------------------------------------
Class B (inception 3/20/95)  +3.54%    +7.88%    +4.99%     +2.86%    +4.42%
------------------------------------------------------------------------------
Class C (inception 6/26/00)  +7.58%    +9.04%    +5.30%       N/A     -0.86%
------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%. No sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class Y shares. This share class is available to qualifying institutional investors only.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 5

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, RiverSource Balanced Fund's portfolio management team discusses the Fund's positioning and results for the fiscal year ended Sept. 30, 2006.

Q: How did RiverSource Balanced Fund perform for the 12 months ended Sept. 30, 2006?

A: RiverSource Balanced Fund rose 9.46% (Class A shares excluding sales charge) for the year ended Sept. 30, 2006. The Russell 1000(R) Value Index (Russell Index) returned 14.62%. The Lehman Brothers Aggregate Bond Index (Lehman Index) rose 3.67% over the same period. The Lipper Balanced Funds Index, representing the Fund's peer group, rose 8.02%. The Fund's secondary index, a Blended Index made up of 60% Russell 1000 Value Index and 40% Lehman Index, returned 10.17% for the fiscal period.

Q: What factors most affected performance for the equity portion of the Fund?

A: The past year saw a robust advance in the equity markets, which were led by even sharper gains in value stocks. Though the Fund participated in the rally, its equity segment did not keep pace with the very strong performance of the Russell Index.

      The Fund's sector allocations added to performance, but were overshadowed by the unfavorable impact of stock selection. The information technology, energy and utilities sectors were the leading contributors to performance, while consumer staples, industrials and materials detracted from the Fund's return.

      Technology stock selection was particularly favorable as a number of portfolio holdings not included in the Russell Index had a positive impact on performance. We have mentioned in the past that the small valuation difference between traditional growth stocks and traditional value stocks allowed us to add exposure to more growth-oriented stocks at attractive valuations. These included telecommunications equipment and networking companies as well as select semiconductor firms that contributed to the Fund's outperformance in the information technology sector. The Fund's technology weighting had no significant effect on performance.


------------------------------------------------------------------------------

6 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      In the energy sector, positive stock selection and a slight underweight position combined to achieve strong results. The Fund had larger-than-Russell Index positions in oil well equipment and services firms and exploration and production companies, while de-emphasizing large integrated oil companies. This positioning proved beneficial during the course of the year.

------------------------------------------------------------------------------
      THE INFORMATION TECHNOLOGY, ENERGY AND UTILITIES SECTORS WERE THE LEADING CONTRIBUTORS TO PERFORMANCE, WHILE CONSUMER STAPLES, INDUSTRIALS AND MATERIALS DETRACTED FROM THE FUND'S RETURN.
------------------------------------------------------------------------------

      The Fund's utilities allocation remained smaller than that of the Russell Index during this period, which was advantageous. Utilities underperformed due to a combination of factors -- rising interest rates, higher than average valuations relative to their history and greater sensitivity to economic activity in a potentially slowing environment.

      In the consumer staples sector, results were hampered by underperformance of a large consumer staples holding, Spectrum Brands. This maker of batteries, fertilizers and other consumer products appeared poised to benefit from consolidation and cost cutting related to a recent acquisition. However, the impact of rising raw material costs, which the company could not pass on to customers, overwhelmed the potential earnings gains and prevented the synergies from being fully realized.

      Within the industrials sector, stock selection detracted from the Fund's performance. The Fund had less emphasis on trucking, railroad and transport stocks, groups that performed very well amid the continued strength in the industrial economy. Results were also unfavorable in the materials sector where the Fund had less exposure to the more economically sensitive companies within the sector.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

Q:    How did the fixed income portion of the Fund perform?

A: During the fiscal year, yields moved higher across all bond maturities, but more so at the shorter end of the yield curve. The Federal Reserve Board (the Fed) raised the Fed funds rate six times, moving from 3.75% to 5.25% and then opted to hold rates steady in the final months of the period. Despite the increase in yields, which typically causes prices of existing bonds to fall, the Lehman Index posted a positive return for the period.

      The fixed income portion of the Fund slightly underperformed the Lehman Index. The Fund's weightings in investment grade corporate bonds and agency securities were smaller than those of the Lehman Index, positioning that was a modest negative. In addition, the Fund's position in Treasury Inflation Protected Securities (TIPS) hurt performance as inflation fears receded.

      The portfolio had a shorter duration than the Lehman Index, meaning that it was positioned to be less sensitive to changes in interest rates. This was beneficial as interest rates rose and the difference between short-term and long-term interest rates became smaller. The Fund's holdings of high yield corporate bonds and bonds denominated in foreign currencies outperformed the Lehman Index, adding to return. The Fund's allocations to mortgage-backed securities and commercial mortgage-backed securities (CMBS) were larger than the Lehman Index, which also had a positive impact on relative return. Effective security selection among corporate bonds and mortgage-backed securities was beneficial as well.

Q: What changes did you make to the Fund and how is it currently positioned?

A: Within the equity segment, we increased the Fund's weightings in the information technology and health care sectors and trimmed its energy and materials positions.

      Underperformance in health care and information technology over the last year created select opportunities as the risk-reward trade-off for a number of stocks became more attractive to us. In general, we found opportunities more plentiful among larger cap stocks.


------------------------------------------------------------------------------

8 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      We reduced the Fund's energy weightings based on our concerns about inventory growth and a potential slowing in the global economy. We also reduced the Fund's exposure to the materials sector, which includes chemical, construction and mining firms, which appear to be at or near peak profit margins.

      Within the fixed income segment, we adjusted the portfolio's duration over the course of the year, moving from a duration that was shorter than the Lehman Index to a neutral duration and then back to a shorter duration. We also shifted exposure at times to mortgage-backed securities in order to take advantage of their value relative to other bond sectors. We eliminated the Fund's small position in bonds denominated in foreign currencies and gradually reduced the portfolio's holdings of high yield bonds.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: In the current environment, we see corporate profit margins at record levels, signs of slower global economic growth and a weaker U.S. housing market that could lead consumers to reduce their spending. All of these suggest that corporate profit growth is likely to decelerate.

      Given such a backdrop, we prefer to own high quality companies that are attractively valued. The difference between the valuations of traditional growth stocks and traditional value stocks has become quite small, which allows us to add attractive growth opportunities to the portfolio while remaining firmly committed to our value strategy. In doing so, we have de-emphasized companies whose growth is more dependent on economic activity and focused on companies whose growth tends to be stable regardless of how the overall economy is performing. As a result, the Fund's positions in media, health care and technology were larger than the respective weightings within the Russell Index.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 9

QUESTIONS & ANSWERS

      Our emphasis on larger cap stocks remained throughout the period. We continue to find an increasing number of opportunities as large-cap companies still appear inexpensive compared to mid- and small-cap stocks.

Q: How do you intend to position the fixed income portion of the Fund in the coming months?

A: During the final months of the fiscal year, U.S. interest rates declined to low levels that we consider unsustainable given our economic outlook. We believe that as the impact of the Fed's tightening campaign works its way through the economy, we will see a "soft landing" in which the U.S. economy moves into a period of slower -- but not stagnant -- growth. We think the Fed is probably finished raising interest rates for this cycle; but given our outlook, 10-year and 30-year bonds should not yield less than the Fed funds rate. Economic growth, strains on production capacity and high energy prices kept inflation elevated for much of 2006, but we expect the recent decline in energy prices and the impending economic slowdown to reduce inflation pressures in 2007.

------------------------------------------------------------------------------
      OUR EMPHASIS ON LARGER CAP STOCKS REMAINED THROUGHOUT THE PERIOD. WE CONTINUE TO FIND AN INCREASING NUMBER OF OPPORTUNITIES AS LARGE-CAP COMPANIES STILL APPEAR INEXPENSIVE COMPARED TO MID- AND SMALL-CAP STOCKS.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
      INVESTMENT TERM
      Soft landing: A term used to describe a rate of economic growth high enough to avoid recession but slow enough to avoid high inflation.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

10 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      In response to the recent downward move in interest rates, we shifted to a duration position that was shorter than the Lehman Index. We kept the Fund's corporate bond weighting smaller than the Lehman Index because we believe a peak in corporate earnings and the feverish pace of merger activity will ultimately have a negative effect on performance in the sector. The fixed income segment has sizable positions in CMBS, asset-backed securities and mortgage-backed securities. We consider mortgages to be an attractive sector because we don't believe interest rates will shift dramatically higher or lower. The Fund's modest position in high yield corporate bonds emphasizes BB-rated securities that, in our view, have fundamentals similar to investment-grade quality bonds. In the current economic and interest rate environment, a key objective for the fixed income segment has been to achieve an attractive yield profile while maintaining a relatively defensive positioning.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 11

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Balanced Fund Class A shares (from 10/1/96 to 9/30/06) as compared to the performance of four widely cited performance indices, the Russell 1000 Value Index, the Lehman Brothers Aggregate Bond Index, the Blended Index and the Lipper Balanced Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at Sept. 30, 2006

                                                                                           SINCE
                                            1 YEAR    3 YEARS    5 YEARS    10 YEARS    INCEPTION(5)
RIVERSOURCE BALANCED FUND
(INCLUDES SALES CHARGE)
----------------------------------------------------------------------------------------------------
Class A Cumulative value of $10,000        $10,317    $12,503    $12,696    $ 13,506     $2,089,156
----------------------------------------------------------------------------------------------------
        Average annual total return          +3.17%     +7.73%     +4.89%      +3.05%          8.37%
----------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
----------------------------------------------------------------------------------------------------
        Cumulative value of $10,000        $11,462    $16,119    $16,647    $ 28,908           N/A
----------------------------------------------------------------------------------------------------
        Average annual total return         +14.62%    +17.25%    +10.73%     +11.20%          N/A
----------------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)
----------------------------------------------------------------------------------------------------
        Cumulative value of $10,000        $10,367    $11,049    $12,648    $ 18,631           N/A
----------------------------------------------------------------------------------------------------
        Average annual total return          +3.67%     +3.38%     +4.81%      +6.42%          N/A
----------------------------------------------------------------------------------------------------
BLENDED INDEX(3)
----------------------------------------------------------------------------------------------------
        Cumulative value of $10,000        $11,017    $13,899    $15,092    $ 24,934           N/A
----------------------------------------------------------------------------------------------------
        Average annual total return         +10.17%    +11.60%     +8.58%      +9.57%          N/A
----------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 5.


------------------------------------------------------------------------------

12 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

    VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE BALANCED FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               RiverSource Balanced                      Lehman Brothers
                   Fund Class A          Russell 1000     Aggregate Bond                      Lipper Balanced
Year          (includes sales charge)   Value Index(1)       Index(2)      Blended Index(3)    Funds Index(4)
-----------   -----------------------   --------------   ---------------   ----------------   ---------------
1996                  $ 9,425               $10,000          $10,000           $10,000            $10,000
1997                  $11,770               $14,231          $10,971           $12,847            $12,507
1998                  $11,852               $14,742          $12,234           $13,782            $13,110
1999                  $13,241               $17,502          $12,188           $15,294            $14,877
2000                  $13,742               $19,061          $13,040           $16,596            $16,530
2001                  $10,026               $17,363          $14,729           $16,518            $14,822
2002                  $ 8,718               $14,420          $15,996           $15,361            $13,365
2003                  $10,182               $17,934          $16,861           $17,941            $15,663
2004                  $11,335               $21,614          $17,482           $20,381            $17,320
2005                  $12,339               $25,221          $17,971           $22,633            $19,061
2006                  $13,506               $28,908          $18,631           $24,934            $20,589

COMPARATIVE RESULTS (CONTINUED)

Results at Sept. 30, 2006

                                                                                      SINCE
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    INCEPTION(5)
LIPPER BALANCED FUNDS INDEX(4)
-----------------------------------------------------------------------------------------------
   Cumulative value of $10,000        $10,802    $13,144    $13,888    $ 20,589        N/A
-----------------------------------------------------------------------------------------------
   Average annual total return          +8.02%     +9.54%     +6.79%      +7.49%       N/A
-----------------------------------------------------------------------------------------------

Results for other share classes can be found on page 5.

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(3)   The Blended Index consists of 60% Russell 1000 Value Index and 40%
      Lehman Brothers Aggregate Bond Index.

(4) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
      See "Fund Management and Compensation" for more information.

(5) Fund data is from April 16, 1940. The Fund began operating before the inception of the Lehman Brothers Aggregate Bond Index, Russell 1000
      Value Index, Blended Index and Lipper peer group.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 13

INVESTMENTS IN SECURITIES

SEPT. 30, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (62.3%)
------------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
AEROSPACE & DEFENSE (2.5%)
Boeing                                         39,426         $     3,108,740
DRS Technologies                               17,315                 756,146
General Dynamics                               31,455               2,254,380
Goodrich                                       70,645               2,862,535
Honeywell Intl                                168,000               6,871,201
L-3 Communications Holdings                     9,795                 767,242
Lockheed Martin                                58,499               5,034,424
Northrop Grumman                               79,503               5,411,769
United Technologies                            41,025               2,598,934
                                                              ---------------
Total                                                              29,665,371
-----------------------------------------------------------------------------

BEVERAGES (0.6%)
Coca-Cola                                      48,793               2,180,071
PepsiCo                                        82,153               5,361,305
                                                              ---------------
Total                                                               7,541,376
-----------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Amgen                                          10,667(b)              763,011
Biogen Idec                                    24,067(b)            1,075,313
                                                              ---------------
Total                                                               1,838,324
-----------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
American Standard Companies                    18,823                 790,001
Masco                                          74,438               2,041,090
                                                              ---------------
Total                                                               2,831,091
-----------------------------------------------------------------------------

CAPITAL MARKETS (2.9%)
Bank of New York                              112,614               3,970,770
Franklin Resources                             24,150               2,553,863
KKR Private Equity Investors LP Unit           48,780(b)            1,036,575
Legg Mason                                      7,736                 780,253
Lehman Brothers Holdings                      108,749               8,032,201
Merrill Lynch & Co                             93,514               7,314,665
Morgan Stanley                                114,919               8,378,744
State Street                                   26,481               1,652,414
                                                              ---------------
Total                                                              33,719,485
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
CHEMICALS (0.9%)
Ashland                                        18,222         $     1,162,199
Dow Chemical                                  141,610               5,519,958
Eastman Chemical                               30,562               1,650,959
EI du Pont de Nemours & Co                     37,833               1,620,766
RPM Intl                                       45,384                 861,842
                                                              ---------------
Total                                                              10,815,724
-----------------------------------------------------------------------------

COMMERCIAL BANKS (2.4%)
Commerce Bancorp                               22,861(l)              839,227
PNC Financial Services Group                   49,378               3,576,942
US Bancorp                                    192,700               6,401,494
Wachovia                                      123,027               6,864,907
Wells Fargo & Co                              293,415              10,615,755
                                                              ---------------
Total                                                              28,298,325
-----------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.1%)
Avery Dennison                                 20,643               1,242,089
-----------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.8%)
3Com                                          134,423(b)              592,805
ADC Telecommunications                         26,570(b)              398,550
Alcatel                                        14,101(c)              172,199
Cisco Systems                                 140,455(b)            3,230,465
Corning                                        17,475(b)              426,565
Lucent Technologies                           629,532(b)            1,473,105
Motorola                                      133,066               3,326,650
                                                              ---------------
Total                                                               9,620,339
-----------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
EMC                                           146,326(b)            1,752,985
Hewlett-Packard                               196,079               7,194,139
Intl Business Machines                         88,216               7,228,419
                                                              ---------------
Total                                                              16,175,543
-----------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
American Express                               53,971               3,026,694
Capital One Financial                          96,917               7,623,491
                                                              ---------------
Total                                                              10,650,185
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
CONTAINERS & PACKAGING (0.1%)
Temple-Inland                                  35,630         $     1,428,763
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.0%)
Bank of America                               562,667              30,142,071
Citigroup                                     534,016              26,524,575
JPMorgan Chase & Co                           291,669              13,696,776
                                                              ---------------
Total                                                              70,363,422
-----------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.2%)
AT&T                                          141,514               4,607,696
BellSouth                                     295,327              12,625,229
Chunghwa Telecom ADR                           96,970(c)            1,678,553
Citizens Communications                        65,010                 912,740
Embarq                                         31,910               1,543,487
Verizon Communications                        393,812              14,622,240
Windstream                                    123,059               1,623,148
                                                              ---------------
Total                                                              37,613,093
-----------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Entergy                                        59,554               4,658,909
Exelon                                        111,537               6,752,450
FPL Group                                      23,569               1,060,605
PPL                                            55,671               1,831,576
Southern                                      140,696               4,848,384
                                                              ---------------
Total                                                              19,151,924
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
Flextronics Intl                              144,200(b,c)          1,822,688
-----------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.1%)
Cameron Intl                                   30,316(b)            1,464,566
Halliburton                                   118,378               3,367,855
Natl Oilwell Varco                             11,964(b)              700,492
Schlumberger                                   40,905               2,537,337
TODCO                                           9,519(b)              329,357
Transocean                                     21,941(b)            1,606,739
Weatherford Intl                               76,427(b)            3,188,535
                                                              ---------------
Total                                                              13,194,881
-----------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
CVS                                            53,259               1,710,679
Safeway                                       105,835               3,212,092
Wal-Mart Stores                               102,293               5,045,091
                                                              ---------------
Total                                                               9,967,862
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
FOOD PRODUCTS (1.0%)
Cadbury Schweppes                              82,684(c)      $       880,185
Campbell Soup                                  40,260               1,469,490
General Mills                                  57,604               3,260,386
Hershey                                        15,260                 815,647
Kellogg                                        88,409               4,378,014
Kraft Foods Cl A                               25,133                 896,243
                                                              ---------------
Total                                                              11,699,965
-----------------------------------------------------------------------------

GAS UTILITIES (0.2%)
ONEOK                                          52,872               1,998,033
-----------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.6%)
Bausch & Lomb                                  16,278                 816,016
Baxter Intl                                    39,603               1,800,352
Boston Scientific                             264,129(b)            3,906,468
                                                              ---------------
Total                                                               6,522,836
-----------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Aetna                                          74,501               2,946,515
Brookdale Senior Living                         9,068                 420,937
Cardinal Health                                54,072               3,554,692
CIGNA                                          26,232               3,051,306
Omnicare                                        8,842                 381,002
UnitedHealth Group                             26,503               1,303,948
                                                              ---------------
Total                                                              11,658,400
-----------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.5%)
Carnival Unit                                   9,642                 453,463
Marriott Intl Cl A                             63,055               2,436,446
McDonald's                                     54,451               2,130,123
Wyndham Worldwide                               9,498(b)              265,659
                                                              ---------------
Total                                                               5,285,691
-----------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
DR Horton                                      63,791               1,527,794
Hovnanian Enterprises Cl A                     37,840(b)            1,110,226
                                                              ---------------
Total                                                               2,638,020
-----------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.8%)
Colgate-Palmolive                              46,788               2,905,535
Procter & Gamble                               46,473               2,880,397
Spectrum Brands                               359,568(b)            3,034,753
                                                              ---------------
Total                                                               8,820,685
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 15

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
INDUSTRIAL CONGLOMERATES (1.8%)
3M                                             42,368         $     3,153,027
General Electric                              422,350              14,908,954
Tyco Intl                                     114,630(c)            3,208,494
                                                              ---------------
Total                                                              21,270,475
-----------------------------------------------------------------------------

INSURANCE (4.3%)
ACE                                           115,387(c)            6,315,131
AFLAC                                          34,344               1,571,581
Allied World Assurance Holdings                23,385(b,c)            944,754
American Intl Group                           343,254              22,744,009
Aon                                            68,112               2,306,953
Arch Capital Group                             13,128(b,c)            833,497
Aspen Insurance Holdings                       65,085(c)            1,681,146
Chubb                                          43,056               2,237,190
Endurance Specialty Holdings                   37,225(c)            1,312,554
Hartford Financial Services Group              64,280               5,576,290
Max Re Capital                                 63,813(c)            1,465,146
Prudential Financial                           21,590               1,646,238
XL Capital Cl A                                23,907(c)            1,642,411
                                                              ---------------
Total                                                              50,276,900
-----------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
Liberty Media Holding - Interactive Cl A      100,311(b,o)          2,044,338
-----------------------------------------------------------------------------

IT SERVICES (0.7%)
Affiliated Computer Services Cl A              44,521(b)            2,308,859
Automatic Data Processing                      59,819               2,831,831
Electronic Data Systems                        57,300               1,404,996
First Data                                     52,920(b)            1,216,631
                                                              ---------------
Total                                                               7,762,317
-----------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Mattel                                         42,477                 836,797
-----------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
PerkinElmer                                    17,462                 330,556
-----------------------------------------------------------------------------

MACHINERY (0.9%)
Caterpillar                                    52,743               3,470,489
Deere & Co                                     22,033               1,848,789
Flowserve                                       6,690(b)              338,447
Illinois Tool Works                            18,057                 810,759
Ingersoll-Rand Cl A                            39,659(c)            1,506,249

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
MACHINERY (CONT.)
ITT                                            21,758         $     1,115,533
Parker Hannifin                                20,234               1,572,789
                                                              ---------------
Total                                                              10,663,055
-----------------------------------------------------------------------------

MEDIA (4.2%)
Cablevision Systems Cl A                       14,912                 338,652
Clear Channel Communications                   25,500                 735,675
Comcast Cl A                                  125,739(b)            4,633,482
Comcast Special Cl A                          183,006(b)            6,736,451
EchoStar Communications Cl A                   49,658(b)            1,625,803
Liberty Global Cl A                            30,618(b)              788,107
Liberty Global Series C                        25,595(b)              641,411
Liberty Media Holding - Capital Series A       20,061(b,o)          1,676,498
News Corp Cl A                                332,564               6,534,883
NTL                                           282,732               7,189,874
Time Warner                                   342,440               6,242,681
Viacom Cl B                                   147,013(b)            5,465,943
Vivendi                                        87,544(c)            3,156,145
Walt Disney                                   115,246               3,562,254
                                                              ---------------
Total                                                              49,327,859
------------------------------------------------------------------------------

METALS & MINING (0.1%)
Alcan                                          12,609(c)              502,721
Alcoa                                          30,923                 867,081
                                                              ---------------
Total                                                               1,369,802
-----------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Federated Department Stores                    37,533               1,621,801
JC Penney                                      34,185               2,337,912
Target                                        105,646               5,836,942
                                                              ---------------
Total                                                               9,796,655
-----------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources                             83,609               6,395,253
Xcel Energy                                    82,182               1,697,058
                                                              ---------------
Total                                                               8,092,311
-----------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.1%)
Anadarko Petroleum                             47,893               2,099,150
BP ADR                                         11,831(c)              775,877
Chesapeake Energy                              25,307                 733,397
Chevron                                       218,972              14,202,524
ConocoPhillips                                235,839              14,039,496
Devon Energy                                   51,336               3,241,868

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

16 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Exxon Mobil                                   454,707         $    30,510,839
Newfield Exploration                           46,152(b)            1,778,698
Royal Dutch Shell ADR                          17,862(c)            1,180,678
Total                                          36,134(c)            2,371,265
                                                              ---------------
Total                                                              70,933,792
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
Bowater                                        82,671               1,700,542
Intl Paper                                     73,942               2,560,611
Weyerhaeuser                                   51,538               3,171,134
                                                              ---------------
Total                                                               7,432,287
-----------------------------------------------------------------------------

PHARMACEUTICALS (3.2%)
Bristol-Myers Squibb                          244,516               6,093,339
GlaxoSmithKline ADR                            26,291(c)            1,399,470
Merck & Co                                     96,712               4,052,233
Novartis ADR                                   45,339(c)            2,649,611
Pfizer                                        565,237              16,030,121
Schering-Plough                               197,346               4,359,373
Watson Pharmaceuticals                         42,821(b)            1,120,626
Wyeth                                          26,141               1,329,008
                                                              ---------------
Total                                                              37,033,781
-----------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Apartment Investment & Management Cl A         27,699               1,507,103
Equity Office Properties Trust                 74,391               2,957,786
HomeBanc                                       49,086                 301,879
                                                              ---------------
Total                                                               4,766,768
-----------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.3%)
Advanced Micro Devices                         45,602(b)            1,133,210
Agere Systems                                  48,007(b)              716,745
Credence Systems                               53,270(b)              151,820
Cypress Semiconductor                         126,306(b)            2,244,458
Freescale Semiconductor Cl A                   81,655(b)            3,106,972
Freescale Semiconductor Cl B                   19,418(b)              738,078
Infineon Technologies                          32,935(b,c)            390,502
Infineon Technologies ADR                     111,520(b,c)          1,319,282
Integrated Device Technology                   78,220(b)            1,256,213

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                        SHARES                 VALUE(a)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONT.)
Intel                                         147,538         $     3,034,856
Texas Instruments                              26,453                 879,562
                                                              ---------------
Total                                                              14,971,698
-----------------------------------------------------------------------------

SOFTWARE (1.6%)
Cadence Design Systems                        196,972(b)            3,340,645
Cognos                                         11,089(b,c)            404,749
Compuware                                     200,730(b)            1,563,687
McAfee                                         15,912(b)              389,208
Microsoft                                     286,581               7,832,258
Oracle                                         69,697(b)            1,236,425
Symantec                                      143,137(b)            3,045,955
TIBCO Software                                154,542(b)            1,387,787
                                                              ---------------
Total                                                              19,200,714
-----------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
Gap                                            85,505               1,620,320
Home Depot                                     44,828               1,625,912
Lowe's Companies                               26,137                 733,404
                                                              ---------------
Total                                                               3,979,636
-----------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.0%)
Countrywide Financial                         255,101               8,938,739
Fannie Mae                                    121,456               6,790,605
Freddie Mac                                    91,430               6,064,552
Washington Mutual                              29,337               1,275,279
                                                              ---------------
Total                                                              23,069,175
-----------------------------------------------------------------------------

TOBACCO (1.2%)
Altria Group                                  190,068              14,549,705
-----------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.5%)
ALLTEL                                         92,178               5,115,879
Sprint Nextel                                 535,257               9,179,658
Vodafone Group ADR                            148,456(c)            3,393,704
                                                              ---------------
Total                                                              17,689,241
-----------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $621,485,943)                                          $   729,961,977
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (36.3%)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
SOVEREIGN (--%)
United Mexican States
   09-27-34                     6.75%    $    535,000(c)      $       567,903
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 17

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (8.6%)
Federal Farm Credit Bank
   10-10-08                     4.25%    $  1,775,000         $     1,751,077
Federal Home Loan Bank
   01-18-08                     4.63        3,365,000               3,345,820
   02-08-08                     4.63          815,000                 810,524
   02-13-08                     5.25        2,705,000               2,712,101
   06-18-08                     5.13        6,510,000               6,522,089
Federal Home Loan Mtge Corp
   06-15-08                     3.88        5,190,000               5,097,203
   10-15-08                     5.13        4,510,000               4,522,655
   03-15-09                     5.75        1,395,000               1,420,360
   07-15-09                     4.25        5,250,000               5,155,112
   07-12-10                     4.13           32,000                  31,138
Federal Natl Mtge Assn
   09-15-07                     4.25        4,815,000               4,771,617
   01-15-08                     4.63          345,000                 343,009
   07-15-08                     3.88          700,000                 686,799
   10-15-08                     4.50        8,960,000               8,883,418
   05-15-10                     4.13          415,000                 404,432
U.S. Treasury
   05-31-08                     4.88          735,000                 736,378
   08-15-09                     4.88        4,995,000               5,028,951
   08-31-11                     4.63        7,375,000               7,383,068
   08-15-16                     4.88        2,910,000               2,965,016
   08-15-23                     6.25       21,825,000              25,339,173
   02-15-26                     6.00        3,573,000               4,088,016
U.S. Treasury Inflation-Indexed Bond
   01-15-07                     3.38        7,705,080(p)            7,639,034
                                                              ---------------
Total                                                              99,636,990
-----------------------------------------------------------------------------

ASSET-BACKED (1.0%)
Capital Auto Receivables Asset Trust
   Series 2004-1 Cl CTFS
      09-15-10                  2.84          600,000                 587,685
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl A4B
      03-20-10                  5.44        1,300,000(d,j)          1,303,453
Capital Auto Receivables Asset Trust
   Series 2006-SN1A Cl D
      04-20-11                  6.15          350,000(d)              356,781
College Loan Corporation Trust
   Collateralized Mtge Obligation
   Interest Only
   Series 2006-1 Cl AIO
      07-25-08                  5.62        2,150,000(q)              367,600

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ASSET-BACKED (CONT.)
Countrywide Asset-backed Ctfs
   Series 2005-10 Cl AF6
      02-25-36                  4.92%    $    700,000         $       680,989
Countrywide Asset-backed Ctfs
   Series 2006-4 Cl 1A1M
      07-25-36                  5.59          503,753(j)              504,360
Dunkin Securitization
   Series 2006-1 Cl A2 (AMBAC)
      06-20-31                  5.78          850,000(d,k)            863,407
Ford Credit Floorplan
   Master Owner Trust
   Series 2006-3 Cl A
      06-15-11                  5.51        3,200,000(j)            3,201,767
Hertz Vehicle Financing LLC
   Series 2004-1A Cl A3 (MBIA)
      05-25-09                  2.85          400,000(d,k)            387,405
Metris Master Trust
   Series 2004-2 Cl D
      10-20-10                  8.57          200,000(d,j)            200,198
Metris Master Trust
   Series 2005-1A Cl D
      03-21-11                  7.23          225,000(d,j)            225,222
Natl Collegiate Student
   Loan Trust Collateralized
   Mtge Obligation
   Interest Only
   Series 2006-2 Cl AIO
      08-25-11                  5.89        1,350,000(q)              338,081
Natl Collegiate Student
   Loan Trust Collateralized
   Mtge Obligation
   Interest Only
   Series 2006-3 Cl AIO
      01-25-12                  0.00        1,900,000(q)              594,567
Popular ABS Mtge Pass-
   Through Trust
   Series 2005-A Cl AF2
      06-25-35                  4.49          475,000                 468,576
Renaissance Home Equity
   Loan Trust
   Series 2005-4 Cl A3
      02-25-36                  5.57          600,000                 598,608
Residential Asset Securities
   Series 2006-KS1 Cl A2
      02-25-36                  5.47        1,280,000(j)            1,280,600
                                                              ---------------
Total                                                              11,959,299
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

18 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (4.9%) (f)
Banc of America Commercial Mtge
  Series 2005-1 Cl A4
    11-10-42                    5.04%    $    650,000         $       645,795
Banc of America Commercial Mtge
  Series 2005-4 Cl A5A
    07-10-45                    4.93        1,450,000               1,406,442
Banc of America Commercial Mtge
  Series 2005-4 Cl ASB
    07-10-45                    4.87          575,000                 562,733
Banc of America Commercial Mtge
  Series 2006-2 Cl AAB
    05-10-45                    5.72        1,550,000               1,594,167
Banc of America Commercial Mtge
  Series 2006-4 Cl AAB
    07-10-46                    5.60          750,000                 762,594
Banc of America Large Loan
  Series 2006-LAQ Cl E
    02-09-21                    5.71          500,000(d,j)            502,100
Banc of America Large Loan
  Series 2006-LAQ Cl F
    02-09-21                    5.77          550,000(d,j)            551,881
Banc of America Large Loan
  Series 2006-LAQ Cl G
    02-09-21                    5.86          375,000(d,j)            375,700
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
    07-11-42                    4.57          900,000                 875,792
Bear Stearns Commercial Mtge Securities
  Series 2005-PW10 Cl A4
    12-11-40                    5.41          550,000                 552,051
Bear Stearns Commercial Mtge Securities
  Series 2005-T20 Cl E
    10-12-42                    5.30          400,000                 388,468
CDC Commercial Mtge Trust
  Series 2002-FX1 Cl A2
    11-15-30                    5.68        1,650,000               1,683,934
Citigroup Commercial Mtge Trust
  Series 2005-EMG Cl A1
    09-20-51                    4.15        1,003,241(d)              984,980
Citigroup/Deutsche Bank
  Commercial Mtge Trust
  Series 2005-CD1 Cl ASB
    07-15-44                    5.40          375,000                 375,215
Commercial Mtge Pass-Through Ctfs
  Series 2006-CN2A Cl BFL
    02-05-19                    5.64          300,000(d,j)            301,650

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Credit Suisse Mtge Capital Ctfs
  Series 2006-C2 Cl A3
    03-15-39                    5.85%    $  1,500,000         $     1,540,137
CS First Boston Mtge Securities
  Series 2003-CPN1 Cl A2
    03-15-35                    4.60          475,000                 458,194
CS First Boston Mtge Securities
  Series 2005-C5 Cl A4
    08-15-38                    5.10        2,925,000               2,873,030
Federal Natl Mtge Assn #385683
    02-01-13                    4.83          868,011                 853,037
Federal Natl Mtge Assn #745629
    01-01-18                    5.08          491,747                 489,421
GE Capital Commercial Mtge
  Series 2004-C2 Cl A2
    03-10-40                    4.12        1,100,000               1,065,537
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A5
    06-10-36                    4.88          400,000                 395,237
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl A4
    07-10-38                    6.11        2,200,000               2,300,676
Greenwich Capital Commercial Funding
  Series 2006-GG7 Cl AAB
    07-10-38                    6.11          750,000                 780,158
GS Mtge Securities II
  Series 2004-GG2 Cl A4
    08-10-38                    4.96          775,000                 767,720
JPMorgan Chase Commercial Mtge Securities
  Series 2002-CIB5 Cl A1
    10-12-37                    4.37          647,493                 636,192
JPMorgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
    07-12-37                    5.26        1,575,000               1,574,365
JPMorgan Chase Commercial Mtge Securities
  Series 2003-LN1 Cl A1
    10-15-37                    4.13          533,701                 516,516
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A1
    03-12-39                    3.97          524,049                 508,767
JPMorgan Chase Commercial Mtge Securities
  Series 2003-ML1A Cl A2
    03-12-39                    4.77          950,000                 924,000
JPMorgan Chase Commercial Mtge Securities
  Series 2004-CBX Cl A3
    01-12-37                    4.18          550,000                 535,502

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 19

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP2 Cl A1
    07-15-42                    4.33%    $    864,772         $       850,521
JPMorgan Chase Commercial Mtge Securities
  Series 2005-LDP5 Cl A4
    12-15-44                    5.34        1,125,000               1,119,367
JPMorgan Chase Commercial Mtge Securities
  Series 2006-CB16 Cl A4
    05-12-45                    5.55        1,125,000               1,140,474
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl A4
    04-15-43                    5.48          650,000                 655,222
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP6 Cl ASB
    04-15-43                    5.49        1,000,000               1,008,398
JPMorgan Chase Commercial Mtge Securities
  Series 2006-LDP8 Cl A4
    05-15-45                    5.40          775,000                 775,791
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
    06-15-26                    5.39        1,035,000               1,043,629
LB-UBS Commercial Mtge Trust
  Series 2002-C4 Cl A4
    09-15-26                    4.56        1,000,000                 979,393
LB-UBS Commercial Mtge Trust
  Series 2004-C2 Cl A3
    03-15-29                    3.97          650,000                 612,755
LB-UBS Commercial Mtge Trust
  Series 2004-C8 Cl A2
    12-15-29                    4.20        1,100,000               1,069,926
LB-UBS Commercial Mtge Trust
  Series 2005-C5 Cl AAB
    09-15-30                    4.93        1,100,000               1,079,551
LB-UBS Commercial Mtge Trust
  Series 2006-C3 Cl AAB
    03-15-39                    5.64          890,000                 906,127
LB-UBS Commercial Mtge Trust
  Series 2006-C4 Cl AAB
    06-15-32                    6.07          600,000                 623,137
LB-UBS Commercial Mtge Trust
  Series 2006-C6 Cl A4
    09-15-39                    5.37          875,000(e)              879,638
Merrill Lynch Mtge Trust
  Series 2006-C1 Cl A4
    05-12-39                    5.84        2,375,000               2,441,653

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
  Series 2003-IQ4 Cl A1
    05-15-40                    3.27%    $    797,891         $       766,120
Morgan Stanley Capital I
  Series 2003-T11 Cl A2
    06-13-41                    4.34          575,000                 561,983
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
    04-14-40                    4.59          700,000                 678,587
Morgan Stanley Capital I
  Series 2005-IQ10 Cl A4A
    09-15-42                    5.23          775,000                 768,081
Morgan Stanley Capital I
  Series 2005-T19 Cl AAB
    06-12-47                    4.85        1,325,000               1,297,370
Morgan Stanley Capital I
  Series 2006-T23 Cl AAB
    08-12-41                    5.97          475,000                 491,163
Morgan Stanley Capital I
  Series 2006-XLF Cl A2
    07-15-19                    5.46          900,000(d,j)            900,000
Morgan Stanley Dean Witter Capital I
  Series 2002-TOP7 Cl A2
    01-15-39                    5.98        2,520,000               2,607,047
Prudential Commercial Mtge Trust
  Series 2003-PWR1 Cl A1
    02-11-36                    3.67          773,611                 743,610
Wachovia Bank Commercial Mtge Trust
  Series 2003-C4 Cl A2
    04-15-35                    4.57        1,475,000               1,436,982
Wachovia Bank Commercial Mtge Trust
  Series 2005-C18 Cl A4
    04-15-42                    4.94          625,000                 607,311
Wachovia Bank Commercial Mtge Trust
  Series 2005-C20 Cl A5
    07-15-42                    5.09          600,000                 595,840
Wachovia Bank Commercial Mtge Trust
  Series 2006-C24 Cl APB
    03-15-45                    5.58          625,000                 634,381
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl A3
    07-15-45                    5.77          400,000                 411,541
Wachovia Bank Commercial Mtge Trust
  Series 2006-C27 Cl APB
    07-15-45                    5.73          700,000                 715,995
                                                              ---------------
Total                                                              56,183,584
-----------------------------------------------------------------------------

 See accompanying notes to investments in securities.


------------------------------------------------------------------------------

20 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (16.1%) (f,g)
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2005-12 Cl 2A1
    03-25-36                    5.72%    $  1,172,937(i)      $     1,176,626
Adjustable Rate Mtge Trust
  Collateralized Mtge Obligation
  Series 2006-1 Cl 2A1
    03-25-36                    5.98        1,344,039(i)            1,365,289
American Home Mtge Assets
  Collateralized Mtge Obligation
  Series 2006-2 Cl 2A2
    09-25-46                    5.55        2,670,338(i)            2,668,645
Banc of America Funding
  Collateralized Mtge Obligation
  Series 2006-A Cl 3A2
    02-20-36                    5.92          981,211(i)              992,103
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 1A1
    01-25-34                    6.00          877,559                 872,355
Bank of America Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11 Cl 4A1
    01-25-19                    4.75          577,708                 558,571
ChaseFlex Trust
  Collateralized Mtge Obligation
  Series 2005-2 Cl 2A2
    06-25-35                    6.50        1,468,681               1,489,335
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2003-11T1 Cl A1
    07-25-18                    4.75          609,363                 589,178
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 2A3
    11-25-35                    5.50          893,919                 894,966
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-54CB Cl 3A7
    11-25-35                    5.50          905,114                 906,172
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-64CB Cl 1A1
    12-25-35                    5.50        1,485,170               1,492,875

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-6CB Cl 1A1
    04-25-35                    7.50%    $    864,494         $       899,401
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2005-85CB Cl 2A2
    02-25-36                    5.50          541,406                 542,332
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-22R Cl 1A2
    05-25-36                    6.00        1,350,000               1,365,595
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-2CB Cl A11
    03-25-36                    6.00        1,388,588               1,386,716
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-31CB Cl A16
    11-25-36                    6.00        1,300,000               1,318,281
Countrywide Alternative Loan Trust
  Collateralized Mtge Obligation
  Series 2006-OA8 Cl 1A2
    07-25-46                    5.56        2,779,136(j)            2,786,059
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2005-R2 Cl 2A1
    06-25-35                    7.00        1,097,971(d)            1,135,634
Countrywide Home Loans
  Collateralized Mtge Obligation
  Series 2006-HYB1 Cl 1A1
    03-20-36                    5.40          841,770(i)              842,444
CS First Boston Mtge Securities
  Collateralized Mtge Obligation
  Series 2005-12 Cl 3A1
    01-25-36                    7.00        1,405,600               1,441,134
Downey Savings & Loan Assn Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR5 Cl X1
    08-19-45                    6.38        8,940,892(i,q)            114,555
Federal Home Loan Mtge Corp #1G2496
    09-01-36                    6.21        1,300,000(e,i)          1,308,567
Federal Home Loan Mtge Corp #300779
    07-01-08                    6.75            5,538                   5,574

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 21

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C59161
    10-01-31                    6.00%    $  1,328,098         $     1,339,990
Federal Home Loan Mtge Corp #C65869
    04-01-32                    6.00          867,078                 874,842
Federal Home Loan Mtge Corp #C67723
    06-01-32                    7.00          980,338               1,013,858
Federal Home Loan Mtge Corp #C79925
    06-01-33                    5.50        2,026,109               2,003,857
Federal Home Loan Mtge Corp #E01419
    05-01-18                    5.50          473,826                 474,738
Federal Home Loan Mtge Corp #E93097
    12-01-17                    5.50        1,348,275               1,350,900
Federal Home Loan Mtge Corp #E98725
    08-01-18                    5.00          723,698                 713,214
Federal Home Loan Mtge Corp #E99684
    10-01-18                    5.00        1,493,257               1,471,290
Federal Home Loan Mtge Corp #G01441
    07-01-32                    7.00        1,488,201               1,531,778
Federal Home Loan Mtge Corp #G01535
    04-01-33                    6.00        3,612,808               3,652,120
Federal Home Loan Mtge Corp #G11302
    07-01-17                    7.00        1,522,089               1,560,903
Federal Home Loan Mtge Corp #G12101
    11-01-18                    5.00          355,108                 349,849
Federal Home Loan Mtge Corp
    10-01-36                    6.50        4,500,000(e)            4,582,970
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2590 Cl BI
    02-15-14                   17.16          320,433(q)               15,196
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Interest Only
  Series 2718 Cl IA
    10-15-22                   20.00        1,275,743(q)               55,777
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2576 Cl KJ
    02-15-33                    5.50        1,266,344               1,273,309
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Series 2641 Cl KC
    01-15-18                    6.50          572,250                 590,414

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp
  Collateralized Mtge Obligation
  Trust Series Z
    11-15-23                    6.50%    $     47,110(n)      $        49,389
Federal Natl Mtge Assn
    10-01-21                    5.50          650,000(e)              649,594
    10-01-21                    6.00        4,500,000(e)            4,567,499
Federal Natl Mtge Assn #190988
    06-01-24                    9.00          271,899                 289,328
Federal Natl Mtge Assn #250322
    08-01-25                    7.50          450,575                 468,079
Federal Natl Mtge Assn #254236
    03-01-17                    6.50          852,610                 871,635
Federal Natl Mtge Assn #254383
    06-01-32                    7.50          343,866                 355,397
Federal Natl Mtge Assn #254916
    09-01-23                    5.50        1,399,479               1,392,769
Federal Natl Mtge Assn #545008
    06-01-31                    7.00        1,197,551               1,239,759
Federal Natl Mtge Assn #545869
    07-01-32                    6.50          239,380                 244,983
Federal Natl Mtge Assn #555375
    04-01-33                    6.00        2,433,072               2,457,051
Federal Natl Mtge Assn #555376
    04-01-18                    4.50        1,647,491               1,594,451
Federal Natl Mtge Assn #555458
    05-01-33                    5.50        1,254,942               1,239,657
Federal Natl Mtge Assn #555528
    04-01-33                    6.00        2,377,021(e)            2,394,557
Federal Natl Mtge Assn #555734
    07-01-23                    5.00        1,003,787                 976,507
Federal Natl Mtge Assn #653730
    09-01-32                    6.50          982,826               1,006,827
Federal Natl Mtge Assn #654686
    11-01-32                    6.00        1,436,343               1,447,085
Federal Natl Mtge Assn #662061
    09-01-32                    6.50          559,708                 572,058
Federal Natl Mtge Assn #667604
    10-01-32                    5.50        2,281,732               2,255,742
Federal Natl Mtge Assn #670387
    08-01-32                    7.00          164,520                 169,532
Federal Natl Mtge Assn #674764
    01-01-33                    6.00        2,170,369               2,189,738
Federal Natl Mtge Assn #678028
    09-01-17                    6.00        2,363,716               2,400,528

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

22 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #678946
    02-01-18                    5.50%    $  1,036,302         $     1,039,023
Federal Natl Mtge Assn #679208
    04-01-18                    5.50          565,770                 566,949
Federal Natl Mtge Assn #688002
    03-01-33                    5.50        1,233,006               1,220,654
Federal Natl Mtge Assn #688691
    03-01-33                    5.50          509,605                 503,479
Federal Natl Mtge Assn #689093
    07-01-28                    5.50          715,081                 708,352
Federal Natl Mtge Assn #695220
    04-01-33                    5.50        1,713,109               1,692,515
Federal Natl Mtge Assn #696681
    04-01-18                    5.50          463,568                 464,465
Federal Natl Mtge Assn #696687
    03-01-18                    5.50          503,692                 504,659
Federal Natl Mtge Assn #701937
    04-01-33                    6.00          908,171                 914,355
Federal Natl Mtge Assn #705096
    06-01-18                    5.00        2,065,391               2,035,973
Federal Natl Mtge Assn #712057
    07-01-18                    4.50          447,296                 432,896
Federal Natl Mtge Assn #720006
    07-01-33                    5.50        1,120,507               1,107,037
Federal Natl Mtge Assn #720070
    07-01-23                    5.50        1,785,757               1,777,195
Federal Natl Mtge Assn #720378
    06-01-18                    4.50          760,541                 736,055
Federal Natl Mtge Assn #725232
    03-01-34                    5.00        3,335,413               3,216,298
Federal Natl Mtge Assn #725425
    04-01-34                    5.50        3,445,616               3,404,886
Federal Natl Mtge Assn #725684
    05-01-18                    6.00        1,660,938               1,688,382
Federal Natl Mtge Assn #725773
    09-01-34                    5.50        4,366,775               4,310,431
Federal Natl Mtge Assn #731019
    07-01-33                    5.50        1,070,304               1,059,424
Federal Natl Mtge Assn #732094
    08-01-18                    5.50        1,127,267               1,130,144
Federal Natl Mtge Assn #735057
    01-01-19                    4.50        1,337,482               1,294,422
Federal Natl Mtge Assn #745563
    08-01-34                    5.50        3,007,816               2,971,659

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #745802
    07-01-36                    6.00%    $  3,974,891(e)      $     3,993,222
Federal Natl Mtge Assn #747339
    10-01-23                    5.50        1,413,778               1,400,122
Federal Natl Mtge Assn #747584
    11-01-28                    5.50        1,326,729               1,314,246
Federal Natl Mtge Assn #753085
    12-01-33                    6.50        1,270,384               1,298,392
Federal Natl Mtge Assn #759342
    01-01-34                    6.50        1,528,061               1,565,721
Federal Natl Mtge Assn #765761
    02-01-19                    5.00        1,740,878               1,715,396
Federal Natl Mtge Assn #768117
    08-01-34                    5.43          508,401(i)              500,129
Federal Natl Mtge Assn #776962
    04-01-29                    5.00        1,832,454               1,765,798
Federal Natl Mtge Assn #804442
    12-01-34                    6.50          970,055                 988,875
Federal Natl Mtge Assn #837258
    09-01-35                    4.92          548,890(i)              546,909
Federal Natl Mtge Assn #845070
    12-01-35                    5.09          933,579(i)              929,577
Federal Natl Mtge Assn #851246
    04-01-36                    6.50        2,046,017               2,092,568
Federal Natl Mtge Assn #881629
    02-01-36                    5.50        2,709,002               2,656,014
Federal Natl Mtge Assn #886054
    07-01-36                    7.00        1,497,233               1,545,031
Federal Natl Mtge Assn #886461
    08-01-36                    6.21        1,185,016(i)            1,206,678
Federal Natl Mtge Assn #900197
    10-01-36                    5.98        1,475,000(e,i)          1,491,421
Federal Natl Mtge Assn
    10-01-36                    5.50       10,850,000(e)           10,687,249
    10-01-36                    6.50       11,125,000(e)           11,326,640
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-24 Cl PI
    12-25-12                    0.25          209,197(q)                6,156
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2003-71 Cl IM
    12-25-31                   10.63          583,337(q)              105,698

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 23

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2004-84 Cl GI
    12-25-22                    9.25%    $    454,545(q)      $        67,689
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 367 Cl 2
    01-25-36                    8.50        2,474,106(q)              616,207
Federal Natl Mtge Assn
  Collateralized Mtge Obligation
  Series 2003-133 Cl GB
    12-25-26                    8.00          503,981                 536,018
Govt Natl Mtge Assn #604708
    10-15-33                    5.50        1,186,115               1,179,356
Govt Natl Mtge Assn #616257
    02-15-34                    5.00        1,424,468               1,385,119
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-70 Cl IC
    08-20-32                   12.95          962,456(q)              174,423
Govt Natl Mtge Assn
  Collateralized Mtge Obligation
  Interest Only
  Series 2002-80 Cl CI
    01-20-32                   18.78          174,168(q)               18,301
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2005-16 Cl 3A1B
    01-19-36                    5.67        1,463,876(i)            1,464,550
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-3 Cl B1
    06-19-36                    6.49          648,839(i)              657,051
Harborview Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-5 Cl 2A1B
    07-19-46                    5.56          805,661(i)              805,697
IndyMac Index Mtge Loan Trust
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR8 Cl AX1
    04-25-35                    4.50       20,719,262(q)              203,955

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
IndyMac Index Nim
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl N1
    06-25-46                    6.65%    $    466,561(d,i)    $       465,977
Lehman XS Net Interest Margin Nts
  Collateralized Mtge Obligation
  Series 2006-2N Cl A1
    02-27-46                    7.00          238,418(d)              238,567
Lehman XS Net Interest Margin Nts
  Series 2006-AR8 Cl A1
    10-28-46                    7.00          250,000(d,e)            248,984
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-2 Cl 4A1
    02-25-19                    5.00          928,562                 906,221
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-4 Cl 2A1
    05-25-34                    6.00        1,221,855               1,209,649
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-7 Cl 8A1
    08-25-19                    5.00        2,083,926               2,023,096
Master Alternative Loans Trust
  Collateralized Mtge Obligation
  Series 2004-8 Cl 7A1
    09-25-19                    5.00          973,096                 945,246
Rali NIM
  Collateralized Mtge Obligation
  Series 2006-QO4 Cl N1
    04-25-46                    6.05          333,450(d)              332,825
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QO6 Cl A2
    06-25-46                    5.56        2,989,229(j)            2,988,430
Residential Accredit Loans
  Collateralized Mtge Obligation
  Series 2006-QS3 Cl 1A10
    03-25-36                    6.00        1,069,299               1,082,995
Structured Adjustable Rate Mtge Loan Trust
  Collateralized Mtge Obligation
  Series 2006-5 Cl 4A1
    06-25-36                    5.99        1,707,488(i)            1,714,358
Structured Asset Securities
  Collateralized Mtge Obligation
  Series 2003-33H Cl 1A1
    10-25-33                    5.50        1,950,823               1,908,176

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

24 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MORTGAGE-BACKED (CONT.)
Washington Mutual Alternative Mtge Loan Trust
  Pass-Through Ctfs
  Collateralized Mtge Obligation
  Interest Only
  Series 2005-AR1 Cl X2
    12-25-35                    7.10%    $  7,138,485(q)      $        69,154
Washington Mutual
  Collateralized Mtge Obligation
  Series 2003-AR10 Cl A7
    10-25-33                    4.06        1,225,000(i)            1,206,135
Washington Mutual
  Collateralized Mtge Obligation
  Series 2004-CB2 Cl 6A
    07-25-19                    4.50        1,322,156               1,256,392
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR14 Cl 2A1
    12-25-35                    5.30          793,833(i)              787,603
Washington Mutual
  Collateralized Mtge Obligation
  Series 2005-AR17 Cl A1C1
    12-25-45                    5.52          505,399(i)              505,649
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-10 Cl A1
    10-25-35                    5.00        2,004,593               1,897,828
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2005-5 Cl 2A1
    05-25-35                    5.50        1,735,525               1,699,188
Wells Fargo Mtge Backed Securities Trust
  Collateralized Mtge Obligation
  Series 2006-AR6 Cl 5A1
    03-25-36                    5.11        1,685,758(i)            1,666,272
                                                              ---------------
Total                                                             188,015,783
-----------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
DRS Technologies
    02-01-16                    6.63          145,000                 142,462
L-3 Communications
    06-15-12                    7.63           80,000                  83,200
L-3 Communications
  Sr Sub Nts
  Series B
    10-15-15                    6.38          135,000                 131,288
                                                              ---------------
Total                                                                 356,950
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
AUTOMOTIVE (--%)
GMAC LLC
     09-15-11                   6.88%    $    105,000         $       104,444
-----------------------------------------------------------------------------

BANKING (0.6%)
Banknorth Group
  Sr Nts
    05-01-08                    3.75          940,000                 918,859
Landsbanki Islands
    08-25-11                    6.10        1,300,000(c,d)          1,313,612
Popular North America
  Sr Nts
    10-01-08                    3.88        3,100,000               3,014,695
Wells Fargo Bank
  Sub Nts
    08-26-36                    5.95        1,900,000               1,943,377
                                                              ---------------
Total                                                               7,190,543
-----------------------------------------------------------------------------

BROKERAGE (0.1%)
Goldman Sachs Group
  Sr Nts
    10-01-16                    5.75        1,375,000               1,382,453
LaBranche & Co
  Sr Nts
    05-15-12                   11.00          140,000                 149,800
                                                              ---------------
Total                                                               1,532,253
-----------------------------------------------------------------------------

CHEMICALS (--%)
Airgas
    10-01-11                    9.13          150,000                 156,845
Georgia Gulf
  Sr Nts
    12-15-13                    7.13           25,000                  22,750
                                                              ---------------
Total                                                                 179,595
-----------------------------------------------------------------------------

ELECTRIC (1.1%)
Aquila Canada Finance
    06-15-11                    7.75          170,000(c)              178,500
Arizona Public Service
    05-15-15                    4.65        1,905,000               1,746,715
CMS Energy
  Sr Nts
    01-15-09                    7.50          230,000                 236,900
Commonwealth Edison
    1st Mtge
    04-15-15                    4.70          325,000                 303,632

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 25

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ELECTRIC (CONT.)
Commonwealth Edison
  1st Mtge Series 104
    08-15-16                    5.95%    $    760,000         $       770,517
Consumers Energy
  1st Mtge
    02-15-12                    5.00          290,000                 283,337
Consumers Energy
  1st Mtge Series H
    02-17-09                    4.80        1,310,000               1,293,597
Dynegy Holdings
    05-15-18                    7.13           15,000                  13,725
Dynegy Holdings
  Sr Unsecured
    05-01-16                    8.38           60,000                  61,050
Edison Mission Energy
  Sr Nts
    06-15-13                    7.50          105,000(d)              106,050
Exelon
    06-15-10                    4.45        1,565,000               1,516,726
Florida Power
  1st Mtge
    07-15-11                    6.65          320,000                 337,600
IPALCO Enterprises
  Secured
    11-14-08                    8.38          500,000                 513,750
    11-14-11                    8.63          135,000                 144,788
Midwest Generation LLC
  Series B
    01-02-16                    8.56           23,374                  24,835
Northern States Power
  Sr Nts
    08-01-09                    6.88          965,000               1,005,143
NRG Energy
    02-01-14                    7.25          125,000                 124,063
Ohio Edison
    06-15-09                    5.65        1,030,000(d)            1,035,541
PacifiCorp
  1st Mtge
    06-15-35                    5.25          670,000                 617,319
PSI Energy
    10-15-35                    6.12        1,435,000               1,431,867
Sierra Pacific Power
    05-15-16                    6.00          520,000(d)              521,352

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
ELECTRIC (CONT.)
Virginia Electric & Power
  Sr Nts Series A
    03-01-13                    4.75%    $  1,095,000         $     1,049,213
Xcel Energy
  Sr Nts
    07-01-08                    3.40          150,000                 145,034
                                                              ---------------
Total                                                              13,461,254
-----------------------------------------------------------------------------

FOOD AND BEVERAGE (0.4%)
Cadbury Schweppes US Finance LLC
    10-01-08                    3.88        1,400,000(d)            1,361,745
Cott Beverages USA
    12-15-11                    8.00          260,000                 265,200
Kraft Foods
    06-01-12                    6.25          635,000                 660,441
Kraft Foods
  Sr Unsecured
    11-01-11                    5.63        2,305,000               2,327,751
                                                              ---------------
Total                                                               4,615,137
-----------------------------------------------------------------------------

GAMING (--%)
MGM MIRAGE
    10-01-09                    6.00          150,000                 148,687
MGM MIRAGE
  Sr Nts
    02-27-14                    5.88           70,000                  64,838
Mohegan Tribal Gaming Authority
    02-15-15                    6.88           55,000                  53,625
Mohegan Tribal Gaming Authority
  Sr Nts
    02-15-13                    6.13           85,000                  83,088
Mohegan Tribal Gaming Authority
  Sr Sub Nts
    04-01-12                    8.00          105,000                 108,675
Pokagon Gaming Authority
  Sr Nts
    06-15-14                   10.38           40,000(d)               42,650
                                                              ---------------
Total                                                                 501,563
-----------------------------------------------------------------------------

GAS PIPELINES (0.2%)
ANR Pipeline
    03-15-10                    8.88          170,000                 178,273
Colorado Interstate Gas
  Sr Nts
    03-15-15                    5.95           80,000                  76,506
    11-15-15                    6.80          140,000                 141,091


See accompanying notes to investments in securities.


------------------------------------------------------------------------------

26 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
GAS PIPELINES (CONT.)
Southern Natural Gas
    03-15-10                    8.88%    $    175,000         $       183,516
Southern Star Central Gas Pipeline
    06-01-16                    6.00          805,000(d)              809,025
Southern Star Central
  Sr Nts
    03-01-16                    6.75          170,000                 167,025
Transcontinental Gas Pipe Line
  Series B
    08-15-11                    7.00          385,000                 394,625
Transcontinental Gas Pipe Line
  Sr Nts
    04-15-16                    6.40          116,000(d)              114,695
Williams Companies
  Sr Nts
    07-15-19                    7.63          339,000                 352,560
                                                              ---------------
Total                                                               2,417,316
-----------------------------------------------------------------------------

HEALTH CARE (0.1%)
Cardinal Health
    07-15-08                    6.25          195,000                 197,550
    06-15-15                    4.00        1,030,000                 912,457
Omnicare
  Sr Sub Nts
    12-15-13                    6.75          180,000                 175,050
    12-15-15                    6.88          100,000                  97,125
Triad Hospitals
  Sr Nts
    05-15-12                    7.00          125,000                 123,750
Triad Hospitals
  Sr Sub Nts
    11-15-13                    7.00          140,000                 135,975
                                                              ---------------
Total                                                               1,641,907
-----------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.1%)
UnitedHealth Group
  Sr Unsecured
    03-15-11                    5.25        1,095,000               1,093,249
-----------------------------------------------------------------------------

INDEPENDENT ENERGY (0.4%)
Anadarko Petroleum
  Sr Nts
    09-15-36                    6.45          460,000                 469,857
Denbury Resources
  Sr Sub Nts
    12-15-15                    7.50           15,000                  15,038

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
INDEPENDENT ENERGY (CONT.)
Devon Financing
    09-30-11                    6.88%    $    680,000         $       723,657
EnCana
  Sr Nts
    10-15-13                    4.75        1,440,000(c)            1,368,244
Encore Acquisition
  Sr Sub Nts
    04-15-14                    6.25           50,000                  46,750
EXCO Resources
    01-15-11                    7.25          220,000                 215,050
Pioneer Natural Resources
    05-01-18                    6.88          390,000                 387,446
Pioneer Natural Resources
  Sr Nts
    07-15-16                    5.88          205,000                 191,964
Range Resources
    03-15-15                    6.38           70,000                  66,500
Stone Energy
  Sr Nts
    07-15-10                    8.24          130,000(d,j)            128,863
XTO Energy
    01-31-15                    5.00          420,000                 399,628
XTO Energy
  Sr Unsecured
    06-30-15                    5.30        1,035,000               1,003,948
                                                              ---------------
Total                                                               5,016,945
-----------------------------------------------------------------------------

INTEGRATED ENERGY (--%)
ConocoPhillips
    03-15-28                    7.13          200,000                 207,443
-----------------------------------------------------------------------------

LIFE INSURANCE (0.1%)
Prudential Financial
    09-20-14                    5.10          895,000                 873,891
-----------------------------------------------------------------------------

MEDIA CABLE (--%)
Comcast
    06-15-16                    4.95          425,000                 396,273
Videotron Ltee
    01-15-14                    6.88          185,000(c)              182,225
                                                              ---------------
Total                                                                 578,498
-----------------------------------------------------------------------------

MEDIA NON CABLE (0.2%)
Dex Media East LLC/Finance
    11-15-09                    9.88          100,000                 105,375

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 27

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
MEDIA NON CABLE (CONT.)
Dex Media West LLC/Finance
  Sr Nts Series B
    08-15-10                    8.50%    $     70,000                 $72,275
Emmis Operating
  Sr Sub Nts
    05-15-12                    6.88           60,000                  59,925
Gray Television
    12-15-11                    9.25          200,000                 209,250
Lamar Media
    01-01-13                    7.25           72,000                  72,450
    08-15-15                    6.63          138,000                 132,308
News America
    12-15-35                    6.40        1,290,000               1,265,144
Radio One
  Series B
    07-01-11                    8.88          300,000                 306,375
Sun Media
    02-15-13                    7.63          140,000(c)              141,400
                                                              ---------------
Total                                                               2,364,502
-----------------------------------------------------------------------------

OIL FIELD SERVICES (--%)
Pride Intl
  Sr Nts
    07-15-14                    7.38          135,000                 139,050
------------------------------------------------------------------------------

PAPER (--%)
Georgia-Pacific
    06-15-15                    7.70           55,000                  54,725
------------------------------------------------------------------------------

REITS (0.1%)
AvalonBay Communities
  Sr Unsecured
    09-15-16                    5.75          465,000                 469,637
Westfield Group
  Sr Nts
    10-01-16                    5.70          812,000(c,d)            810,921
                                                               ---------------
Total                                                               1,280,558
------------------------------------------------------------------------------

RETAILERS (0.4%)
CVS
    09-15-09                    4.00        1,525,000               1,470,845
    09-15-14                    4.88          835,000                 792,499
May Department Stores
    07-15-09                    4.80        1,215,000               1,192,106
    07-15-34                    6.70          735,000                 731,229

------------------------------------------------------------------------------
BONDS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                        COUPON       PRINCIPAL                 VALUE(a)
                               RATE         AMOUNT
RETAILERS (CONT.)
United Auto Group
    03-15-12                    9.63%    $    105,000         $       111,300
                                                              ---------------
Total                                                               4,297,979
-----------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.1%)
FedEx
    08-15-09                    5.50          745,000                 749,785
-----------------------------------------------------------------------------

WIRELESS (0.4%)
American Tower
  Sr Nts
    10-15-12                    7.13           30,000                  30,750
Nextel Communications
  Sr Nts Series F
    03-15-14                    5.95        4,075,000               3,985,643
Rogers Wireless
  Secured
    03-01-14                    6.38          120,000(c)              119,550
                                                              ---------------
Total                                                               4,135,943
-----------------------------------------------------------------------------

WIRELINES (1.4%)
Qwest
    03-15-12                    8.88          180,000                 196,425
Qwest
  Sr Nts
    10-01-14                    7.50          130,000(d)              134,388
Sprint Capital
    03-15-32                    8.75          330,000                 402,435
Telecom Italia Capital
    10-01-15                    5.25        3,830,000(c)            3,548,901
TELUS
    06-01-11                    8.00        5,090,000(c)            5,610,726
Valor Telecommunications
  Enterprises LLC/Finance
    02-15-15                    7.75           35,000                  37,275
Verizon New York
  Series A
    04-01-12                    6.88          860,000                 896,840
Verizon Pennsylvania
  Series A
    11-15-11                    5.65        5,335,000               5,352,499
Windstream
  Sr Nts
    08-01-16                    8.63          165,000(d)              176,550
                                                              ---------------
Total                                                              16,356,039
-----------------------------------------------------------------------------

TOTAL BONDS
(Cost: $426,716,520)                                          $   425,513,128
-----------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

28 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
MONEY MARKET FUNDS (4.7%)(h,m)
------------------------------------------------------------------------------
                                           SHARES                    VALUE(a)
RiverSource Short-Term
  Cash Fund                                55,589,983(r)      $    55,589,983
-----------------------------------------------------------------------------

TOTAL MONEY MARKET FUNDS
(Cost: $55,589,983)                                           $    55,589,983
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
MONEY MARKET FUNDS (CONTINUED)
------------------------------------------------------------------------------
                                           SHARES                    VALUE(a)
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,103,792,446)(s)                                     $ 1,211,065,088
=============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2006, the value of foreign securities represented 4.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2006, the value of these securities amounted to $15,930,156 or 1.4% of net assets.

(e) At Sept. 30, 2006, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $42,099,285.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation.
      Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment(s) at Sept. 30, 2006:


      SECURITY                 PRINCIPAL   SETTLEMENT    PROCEEDS        VALUE
                                AMOUNT        DATE      RECEIVABLE
      -------------------------------------------------------------------------
      Federal Natl Mtge Assn
         10-01-21 5.00%       $  425,000    10-17-06   $  415,770    $  417,563
         10-01-36 5.00         1,000,000    10-12-06      957,812       960,938
         10-01-36 6.00         4,000,000    10-12-06    4,023,906     4,017,500

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      TYPE OF SECURITY                                          NOTIONAL AMOUNT
      -------------------------------------------------------------------------
      PURCHASE CONTRACTS
      U.S. Long Bond, Dec. 2006, 20-year                            $ 4,200,000
      U.S. Treasury Note, Dec. 2006, 5-year                           3,700,000
      U.S. Treasury Note, Dec. 2006, 10-year                          9,700,000

      SALE CONTRACTS
      U.S. Treasury Note, Dec. 2006, 2-year                           5,800,000

------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 29


------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2006.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2006.

(k) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC -- Ambac Assurance Corporation

      MBIA  -- MBIA Insurance Corporation

(l) At Sept. 30, 2006, security was partially or fully on loan. See Note 6 to the financial statements.

(m) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.1% of net assets. See
      Note 6 to the financial statements. 4.6% of net assets is the Fund's cash equivalent position.

(n) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(o) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(p) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(q) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2006.

(r)   See Note 8 to the financial statements.

(s) At Sept. 30, 2006, the cost of securities for federal income tax purposes was $1,111,004,548 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $ 117,661,753
      Unrealized depreciation                                      (17,601,213)
      ------------------------------------------------------------------------
      Net unrealized appreciation                                $ 100,060,540
      ------------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

30 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPT. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $1,048,202,463)                                     $ 1,155,475,105
   Affiliated money market fund (identified cost $55,589,983) (Note 8)                             55,589,983
-------------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost  $1,103,792,446)                               1,211,065,088
Foreign currency holdings (identified cost $130,261)(Note 1)                                          127,407
Capital shares receivable                                                                              30,847
Dividends and accrued interest receivable                                                           3,979,525
Receivable for investment securities sold                                                          19,414,180
Unrealized appreciation on foreign currency contracts held, at value (Note 7)                           1,882
-------------------------------------------------------------------------------------------------------------
Total assets                                                                                    1,234,618,929
-------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                                      49,735
Capital shares payable                                                                                 88,677
Payable for investment securities purchased                                                        55,524,827
Payable upon return of securities loaned (Note 6)                                                     836,000
Unrealized depreciation on foreign currency contracts held, at value (Note 7)                           1,406
Accrued investment management services fee                                                             16,928
Accrued distribution fee                                                                              445,583
Accrued service fee                                                                                       382
Accrued transfer agency fee                                                                             4,974
Accrued administrative services fee                                                                     1,814
Other accrued expenses                                                                                151,521
Forward sale commitments, at value (proceeds receivable $5,397,488) (Note 1)                        5,396,001
-------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                  62,517,848
-------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                            $ 1,172,101,081
=============================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                      $     1,114,788
Additional paid-in capital                                                                      1,839,983,691
Undistributed net investment income                                                                 2,562,856
Accumulated net realized gain (loss) (Note 11)                                                   (778,912,685)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Notes 5 and 7)             107,352,431
-------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                      $ 1,172,101,081
=============================================================================================================
Net assets applicable to outstanding shares:                 Class A                          $   958,862,290
                                                             Class B                          $    69,852,644
                                                             Class C                          $     4,204,946
                                                             Class Y                          $   139,181,201
Net asset value per share of outstanding capital stock:      Class A shares      91,158,363   $         10.52
                                                             Class B shares       6,683,948   $         10.45
                                                             Class C shares         402,589   $         10.44
                                                             Class Y shares      13,233,867   $         10.52
-------------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 6)                                              $       807,620
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 31

STATEMENT OF OPERATIONS

                                                                PERIOD FROM
                                                              OCT. 1, 2005 TO      PERIOD FROM           TOTAL
                                                               JAN. 11, 2006     JAN. 12, 2006 TO    OCT. 1, 2005 TO
                                                                 (NOTE 1)         SEPT. 30, 2006      SEPT. 30, 2006
INVESTMENT INCOME
Income:
Dividends                                                     $     7,075,705    $     12,079,318    $    19,155,023
Interest                                                            5,748,377          15,303,762         21,052,139
Income distributions from affiliated money
   market fund (Note 8)                                                    --              33,256             33,256
Fee income from securities lending (Note 6)                             9,300              32,393             41,693
      Less foreign taxes withheld                                      (8,984)            (66,253)           (75,237)
--------------------------------------------------------------------------------------------------------------------
Total income                                                       12,824,398          27,382,476         40,206,874
--------------------------------------------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                  1,577,347           4,113,485          5,690,832
Distribution fee
   Class A                                                            680,914           1,718,645          2,399,559
   Class B                                                            223,287             597,474            820,761
   Class C                                                              9,088              29,555             38,643
Transfer agency fee                                                   466,659           1,226,291          1,692,950
Incremental transfer agency fee
   Class A                                                             36,491              92,055            128,546
   Class B                                                              8,357              21,946             30,303
   Class C                                                                309                 961              1,270
Service fee -- Class Y                                                 33,119              98,702            131,821
Administrative services fees and expenses                             187,642             510,111            697,753
Compensation of board members                                           3,116               9,347             12,463
Custodian fees                                                         47,376             134,804            182,180
Printing and postage                                                   77,765             177,125            254,890
Registration fees                                                      25,751             127,450            153,201
Audit fees                                                             10,381              31,619             42,000
Other                                                                  21,853              26,301             48,154
--------------------------------------------------------------------------------------------------------------------
Total expenses                                                      3,409,455           8,915,871         12,325,326
   Earnings and bank fee credits on cash balances (Note 2)            (20,774)           (108,621)          (129,395)
--------------------------------------------------------------------------------------------------------------------
Total net expenses                                                  3,388,681           8,807,250         12,195,931
--------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                     9,435,717          18,575,226         28,010,943
--------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

32 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

                                                         PERIOD FROM
                                                       OCT. 1, 2005 TO       PERIOD FROM           TOTAL
                                                        JAN. 11, 2006     JAN. 12, 2006 TO    OCT. 1, 2005 TO
                                                           (NOTE 1)        SEPT. 30, 2006      SEPT. 30, 2006
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                      $    21,982,497    $     70,594,041    $    92,576,538
   Foreign currency transactions                                (4,670)            (49,043)           (53,713)
   Futures contracts                                         1,187,516             230,559          1,418,075
   Payment from affiliate (Note 2)                                  --             252,182            252,182
   Swap transactions                                           (66,060)            (42,442)          (108,502)
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     23,099,283          70,985,297         94,084,580
Net change in unrealized appreciation
   (depreciation) on investments and on translation
   of assets and liabilities in foreign currencies           7,146,321         (24,996,480)       (17,850,159)
-------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and
   foreign currencies                                       30,245,604          45,988,817         76,234,421
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     $    39,681,321    $     64,564,043    $   104,245,364
=============================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 33

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPT. 30,                                        2006              2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                        $    28,010,943   $    27,821,628
Net realized gain (loss) on investments                     94,084,580        70,691,795
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                       (17,850,159)       16,089,292
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                              104,245,364       114,602,715
----------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                              (22,361,417)      (23,927,808)
      Class B                                               (1,228,618)       (1,522,115)
      Class C                                                  (58,597)          (47,411)
      Class Y                                               (3,199,596)       (4,509,437)
----------------------------------------------------------------------------------------
Total distributions                                        (26,848,228)      (30,006,771)
----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
      Class A shares (Note 2)                               44,096,239        43,100,572
      Class B shares                                         6,926,206         9,484,799
      Class C shares                                           654,859           947,156
      Class Y shares                                         7,169,137         7,916,746
Fund merger (Note 10)
      Class A shares                                        69,056,992               N/A
      Class B shares                                        25,083,460               N/A
      Class C shares                                         1,603,216               N/A
      Class Y shares                                        37,181,593               N/A
Reinvestment of distributions at net asset value
      Class A shares                                        19,449,862        20,686,878
      Class B shares                                         1,200,976         1,488,567
      Class C shares                                            57,079            46,502
      Class Y shares                                         3,199,508         4,509,437
Payments for redemptions
      Class A shares                                      (227,532,466)     (217,141,405)
      Class B shares (Note 2)                              (49,179,201)      (49,377,019)
      Class C shares (Note 2)                               (1,536,159)         (921,357)
      Class Y shares                                       (80,991,204)      (41,545,124)
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                           (143,559,903)     (220,804,248)
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                    (66,162,767)     (136,208,304)
Net assets at beginning of year                          1,238,263,848     1,374,472,152
----------------------------------------------------------------------------------------
Net assets at end of year                              $ 1,172,101,081   $ 1,238,263,848
========================================================================================
Undistributed net investment income                    $     2,562,856   $     1,332,033
----------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

34 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Investment Series, Inc. (formerly AXP Investment Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

The Fund offers Class A, Class B, Class C and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Jan. 12, 2006, the Fund invested all of its assets in Balanced Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Jan. 11, 2006, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Oct. 1, 2005 to Jan. 11, 2006, income and expense amounts include allocations from the Portfolio in the following amounts:

-----------------------------------------------------------------------------
Dividends                                                         $ 7,075,705
-----------------------------------------------------------------------------
Interest Income                                                   $ 5,748,061
-----------------------------------------------------------------------------
Fee income from securities lending                                $     9,300
-----------------------------------------------------------------------------
Foreign taxes withheld                                            $    (8,984)
-----------------------------------------------------------------------------
Investment management services fee                                $ 1,577,347
-----------------------------------------------------------------------------
Custodian fees                                                    $    47,376
-----------------------------------------------------------------------------
Audit fees                                                        $    10,299
-----------------------------------------------------------------------------
Other                                                             $    13,081
-----------------------------------------------------------------------------
Earnings credits on cash balances                                 $      (412)
-----------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 35

All realized and unrealized gains (losses) presented for the period from Oct. 1, 2005 to Jan. 11, 2006 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2006, the Fund has entered into outstanding when-issued securities of $31,992,989 and other forward-commitments of $10,106,297.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.


------------------------------------------------------------------------------

36 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 37 settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2006, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

FORWARD SALE COMMITMENTS

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

CMBS TOTAL RETURN SWAP TRANSACTIONS

The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of collateralized mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.


------------------------------------------------------------------------------

38 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $1,139,738 and accumulated net realized loss has been increased by $1,140,224 resulting in a net reclassification adjustment to increase paid-in capital by $486.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 39

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                                     2006          2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ..................................$22,361,417   $23,927,808
   Long-term capital gain ....................................--            --

CLASS B
Distributions paid from:
   Ordinary income ....................................1,228,618     1,522,115
   Long-term capital gain ....................................--            --

CLASS C
Distributions paid from:
   Ordinary income  ......................................58,597        47,411
   Long-term capital gain ....................................--            --

CLASS Y
Distributions paid from:
   Ordinary income ....................................3,199,596     4,509,437
   Long-term capital gain ....................................--            --

At Sept. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income. .................................$    2,594,788
Accumulated long-term gain (loss) ..............................$ (771,389,327)
Unrealized appreciation (depreciation) .........................$   99,797,141

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to


------------------------------------------------------------------------------

40 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid at the end of the calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. On March 7, 2006, an additional dividend was paid before the merger to ensure that current shareholders of RiverSource Balanced Fund would not experience a dilution in their share of the Fund's income or capital gains.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Jan. 12, 2006, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Balanced Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Jan. 12, 2006, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.35% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.53% to 0.43% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Balanced Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Oct. 1, 2005 to Jan. 11, 2006, the adjustment decreased the fee by $154,234 and from the period from Jan. 12, 2006 to Sept. 30, 2006, the adjustment decreased the fee by $352,146.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 41

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

------------------------------------------------------------------------------

42 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $317,472 for Class A, $82,255 for Class B and $1,157 for Class C for the year ended Sept. 30, 2006.

During the period from Oct. 1, 2005 to Jan. 11, 2006, the Fund's custodian and transfer agency fees were reduced by $20,774 as a result of earnings and bank fee credits from overnight cash balances. During the period from Jan. 12, 2006 to Sept. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $108,621 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time payment of $252,182 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net assets value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $383,768,597 and $439,088,944, respectively, for the period from Oct. 1, 2005 to Jan. 11, 2006 and $1,206,837,168* and
$1,274,786,356**, respectively, for the period from Jan. 12, 2006 to Sept. 30, 2006. Realized gains and losses are determined on an identified cost basis.

* Including $105,493,470 from RiverSource Global Balanced Fund that was acquired in the fund merger as described in Note 10.

** Including $84,748,544 from securities sold to realign the Fund's portfolio immediately after the merger of RiverSource Global Balanced Fund.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                    YEAR ENDED SEPT. 30, 2006
                                         CLASS A       CLASS B       CLASS C      CLASS Y
-------------------------------------------------------------------------------------------
Sold                                     4,408,687       696,587       65,821       709,904
Fund merger                              6,845,907     2,502,967      160,053     3,686,312
Issued for reinvested distributions      1,930,371       120,393        5,708       317,358
Redeemed                               (22,589,688)   (4,942,981)    (153,038)   (8,143,763)
-------------------------------------------------------------------------------------------
Net increase (decrease)                 (9,404,723)   (1,623,034)      78,544    (3,430,189)
-------------------------------------------------------------------------------------------

                                                    YEAR ENDED SEPT. 30, 2005
                                        CLASS A        CLASS B       CLASS C      CLASS Y
-------------------------------------------------------------------------------------------
Sold                                     4,423,102       987,913       98,353       822,111
Issued for reinvested distributions      2,126,927       154,078        4,811       463,717
Redeemed                               (22,392,538)   (5,108,600)     (95,907)   (4,260,958)
-------------------------------------------------------------------------------------------
Net increase (decrease)                (15,842,509)   (3,966,609)       7,257    (2,975,130)
-------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 43

5. INTEREST RATE FUTURES CONTRACTS

At Sept. 30, 2006, investments in securities included securities valued at $535,700 that were pledged as collateral to cover initial margin deposits on 176 open purchase contracts and 29 open sale contracts. The notional market value of the open purchase contracts at Sept. 30, 2006 was $19,107,203 with a net unrealized gain of $92,917. The notional market value of the open sale contracts at Sept. 30, 2006 was $5,930,500 with a net unrealized loss of $15,947. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2006, securities valued at $807,620 were on loan to brokers. For collateral, the Fund received $836,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, which are included in the "Investments in securities." Income from securities lending amounted to $41,693 for year ended Sept. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FORWARD FOREIGN CURRENCY CONTRACTS

At Sept. 30, 2006, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

EXCHANGE DATE     CURRENCY TO              CURRENCY TO    UNREALIZED     UNREALIZED
                 BE DELIVERED              BE RECEIVED   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
Oct. 2, 2006          764,050                  601,407       $     --      $   1,406
                  U.S. Dollar   European Monetary Unit
Oct. 2, 2006       37,415,161                  318,637          1,882             --
                 Japanese Yen              U.S. Dollar
------------------------------------------------------------------------------------
Total                                                        $  1,882      $   1,406
------------------------------------------------------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables


------------------------------------------------------------------------------

44 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2006.

10. FUND MERGER

At the close of business on March 10, 2006, RiverSource Balanced Fund acquired the assets and assumed the identified liabilities of RiverSource Global Balanced Fund. The reorganization was completed after shareholders approved the plan on Feb. 15, 2006.

The aggregate net assets of RiverSource Balanced Fund immediately before the acquisition were $1,126,160,847 and the combined net assets immediately after the acquisition were $1,259,086,108.

The merger was accomplished by a tax-free exchange of 21,932,830 shares of RiverSource Global Balanced Fund valued at $132,925,261.

In exchange for the RiverSource Global Balanced Fund shares and net assets, RiverSource Balanced Fund issued the following number of shares:

                                                                       SHARES
------------------------------------------------------------------------------
Class A                                                              6,845,907
Class B                                                              2,502,967
Class C                                                                160,053
Class Y                                                              3,686,312
------------------------------------------------------------------------------

RiverSource Global Balanced Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and undistributed net loss.

                                                                  ACCUMULATED    TEMPORARY
                       TOTAL         CAPITAL       UNREALIZED    NET REALIZED    BOOK-TO-TAX
                    NET ASSETS        STOCK       APPRECIATION       LOSS       DIFFERENCES
--------------------------------------------------------------------------------------------
RiverSource
 Global Balanced
 Fund              $132,925,261   $144,923,855     $14,691,458   $(25,723,963)     $(966,089)


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 45

11. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $771,389,327 at Sept. 30, 2006, that if not offset by capital gains will expire as follows:

         2009              2010              2011             2012
---------------------------------------------------------------------------
      $6,553,043      $371,272,426      $368,676,980      $24,886,878
---------------------------------------------------------------------------

RiverSource Balanced Fund acquired $25,719,438 of capital loss carry-overs in connection with the RiverSource Global Balanced Fund merger (Note 10). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

46 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 47

13. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                          2006        2005        2004        2003      2002
Net asset value, beginning of period                 $  9.84     $  9.25     $  8.47     $  7.40    $  8.71
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .24         .21         .19         .17        .20
Net gains (losses) (both realized
and unrealized)                                          .68         .61         .77        1.07      (1.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                         .92         .82         .96        1.24      (1.11)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.24)       (.23)       (.18)       (.17)      (.20)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 10.52     $  9.84     $  9.25     $  8.47    $  7.40
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $   959     $   990     $ 1,077     $ 1,125    $ 1,115
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                                     1.01%       1.03%       1.01%        .99%       .93%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                             2.42%       2.13%       2.01%       2.05%      2.19%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                        126%        130%        131%        130%       267%
-----------------------------------------------------------------------------------------------------------
Total return(c)                                         9.46%       8.86%      11.32%      16.80%    (13.05%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

48 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

CLASS B

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                          2006        2005        2004        2003      2002
Net asset value, beginning of period                 $  9.78     $  9.19     $  8.41     $  7.35    $  8.65
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .16         .14         .11         .10        .14
Net gains (losses) (both realized
and unrealized)                                          .67         .59         .77        1.06      (1.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                         .83         .73         .88        1.16      (1.17)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.16)       (.14)       (.10)       (.10)      (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 10.45     $  9.78     $  9.19     $  8.41    $  7.35
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $    70     $    81     $   113     $   139    $   152
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                                     1.78%       1.81%       1.78%       1.77%      1.71%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                             1.63%       1.35%       1.23%       1.28%      1.41%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                        126%        130%        131%        130%       267%
-----------------------------------------------------------------------------------------------------------
Total return(c)                                         8.54%       8.02%      10.51%      15.89%    (13.72%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 49

CLASS C

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                          2006        2005        2004        2003      2002
Net asset value, beginning of period                 $  9.77     $  9.19     $  8.41     $  7.36    $  8.67
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .16         .14         .12         .11        .13
Net gains (losses) (both realized
and unrealized)                                          .67         .59         .77        1.05      (1.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                         .83         .73         .89        1.16      (1.18)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.16)       (.15)       (.11)       (.11)      (.13)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 10.44     $  9.77     $  9.19     $  8.41    $  7.36
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $     4     $     3     $     3     $     2    $     1
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                                     1.78%       1.81%       1.78%       1.79%      1.73%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                             1.61%       1.35%       1.25%       1.21%      1.43%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                        126%        130%        131%        130%       267%
-----------------------------------------------------------------------------------------------------------
Total return(c)                                         8.58%       7.97%      10.57%      15.82%    (13.76%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

50 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

CLASS Y

-----------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
-----------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                          2006        2005        2004        2003      2002
Net asset value, beginning of period                 $  9.84     $  9.25     $  8.46     $  7.40    $  8.71
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .26         .23         .21         .18        .21
Net gains (losses) (both realized
and unrealized)                                          .68         .60         .77        1.06      (1.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                         .94         .83         .98        1.24      (1.10)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                    (.26)       (.24)       (.19)       (.18)      (.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 10.52     $  9.84     $  9.25     $  8.46    $  7.40
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)              $   139     $   164     $   182     $   295    $   322
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                                      .83%        .87%        .85%        .83%       .77%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                             2.57%       2.29%       2.16%       2.22%      2.33%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)                        126%        130%        131%        130%       267%
-----------------------------------------------------------------------------------------------------------
Total return(c)                                         9.65%       9.05%      11.63%      16.85%    (12.90%)
-----------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Balanced Fund (a series of RiverSource Investment Series, Inc.) as of September 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2006, and the financial highlights for each of the years in the five-year period ended September 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Balanced Fund as of September 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 20, 2006


------------------------------------------------------------------------------

52 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................67.30%
    Dividends Received Deduction for corporations .......................62.95%

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 .......................................................$ 0.08550
March 7, 2006 .........................................................0.03978
March 29, 2006 ........................................................0.00624
June 27, 2006 .........................................................0.05105
Sept. 27, 2006 ........................................................0.05589
Total distributions .................................................$ 0.23846

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................67.30%
    Dividends Received Deduction for corporations .......................62.95%

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 .......................................................$ 0.06745
March 7, 2006 .........................................................0.02314
March 29, 2006 ........................................................0.00170
June 27, 2006 .........................................................0.03118
Sept. 27, 2006 ........................................................0.03357
Total distributions .................................................$ 0.15704


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 53

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................67.30%
    Dividends Received Deduction for corporations .......................62.95%

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 .......................................................$ 0.06855
March 7, 2006 .........................................................0.02333
March 29, 2006 ........................................................0.00185
June 27, 2006 .........................................................0.03139
Sept. 27, 2006 ........................................................0.03528
Total distributions .................................................$ 0.16040

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................67.30%
    Dividends Received Deduction for corporations .......................62.95%

PAYABLE DATE                                                         PER SHARE
Dec. 22, 2005 .......................................................$ 0.08938
March 7, 2006 .........................................................0.04339
March 29, 2006 ........................................................0.00736
June 27, 2006 .........................................................0.05567
Sept. 27, 2006 ........................................................0.06033
Total distributions .................................................$ 0.25613


------------------------------------------------------------------------------

54 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 55

                                   BEGINNING         ENDING        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                 APRIL 1, 2006   SEPT. 30, 2006  THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,048.40         $5.16          1.01%
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,019.90         $5.09          1.01%
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,044.40         $9.12          1.79%
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,016.01         $9.00          1.79%
----------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,044.60         $9.07          1.78%
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,016.06         $8.95          1.78%
----------------------------------------------------------------------------------------------
Class Y
----------------------------------------------------------------------------------------------
   Actual(b)                         $1,000        $1,049.30         $4.29           .84%
----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)       $1,000        $1,020.74         $4.23           .84%
----------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Sept. 30, 2006:
      +4.84% for Class A, +4.44% for Class B, +4.46% for Class C and +4.93% for Class Y.


------------------------------------------------------------------------------

56 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION           OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------
Kathleen Blatz          Board member        Chief Justice, Minnesota
901 S. Marquette Ave.   since 2006          Supreme Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------
Arne H. Carlson         Board member        Chair, Board Services
901 S. Marquette Ave.   since 1999          Corporation (provides
Minneapolis, MN 55402                       administrative services
Age 72                                      to boards); former Governor
                                            of Minnesota
-----------------------------------------------------------------------------------------------
Patricia M. Flynn       Board member        Trustee Professor of
901 S. Marquette Ave.   since 2004          Economics and Management,
Minneapolis, MN 55402                       Bentley College; former
Age 55                                      Dean, McCallum Graduate
                                            School of Business, Bentley
                                            College
-----------------------------------------------------------------------------------------------
Anne P. Jones           Board member        Attorney and Consultant
901 S. Marquette Ave.   since 1985
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------
Jeffrey Laikind         Board member        Former Managing Director,      American Progressive
901 S. Marquette Ave.   since 2005          Shikiar Asset Management       Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.   Board member        President Emeritus and         Valmont Industries,
901 S. Marquette Ave.   since 2002          Professor of Economics,        Inc. (manufactures
Minneapolis, MN 55402                       Carleton College               irrigation systems)
Age 67
-----------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 57

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION           OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------
Catherine James Paglia  Board member        Director, Enterprise Asset     Strategic
901 S. Marquette Ave.   since 2004          Management, Inc. (private      Distribution, Inc.
Minneapolis, MN 55402                       real estate and asset          (transportation,
Age 54                                      management company)            distribution and
                                                                           logistics
                                                                           consultants)
-----------------------------------------------------------------------------------------------
Vikki L. Pryor          Board member        President and Chief Executive
901 S. Marquette Ave.   since 2006          Officer, SBLI USA Mutual
Minneapolis, MN 55402                       Life Insurance Company, Inc.
Age 53                                      since 1999
-----------------------------------------------------------------------------------------------
Alison Taunton-Rigby    Board member        Chief Executive Officer,       Hybridon, Inc.
901 S. Marquette Ave.   since 2002          RiboNovix, Inc. since 2003     (biotechnology);
Minneapolis, MN 55402                       (biotechnology); former        American Healthways,
Age 62                                      President, Forester Biotech    Inc. (health
                                                                           management programs)
-----------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND       PRINCIPAL OCCUPATION           OTHER
AGE                     LENGTH OF SERVICE   DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------
William F. Truscott     Board member        President, Ameriprise
53600 Ameriprise        since 2001,         Certificate Company since
Financial Center        Vice President      2006; President - U.S.
Minneapolis, MN 55474   since 2002          Asset Management and Chief
Age 46                                      Investment Officer,
                                            Ameriprise Financial, Inc.
                                            and President, Chairman of
                                            the Board and Chief
                                            Investment Officer,
                                            RiverSource Investments,
                                            LLC since 2005; Senior Vice
                                            President - Chief
                                            Investment Officer,
                                            Ameriprise Financial, Inc.
                                            and Chairman of the Board
                                            and Chief Investment
                                            Officer, RiverSource
                                            Investments, LLC, 2001-2005
-----------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


------------------------------------------------------------------------------

58 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President the Fund's other officers are:

FUND OFFICERS

NAME,                   POSITION HELD
ADDRESS,                WITH FUND AND      PRINCIPAL OCCUPATION
AGE                     LENGTH OF SERVICE  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------
Jeffrey P. Fox          Treasurer          Vice President - Investment Accounting,
105 Ameriprise          since 2002         Ameriprise Financial, Inc., since 2002;
Financial Center                           Vice President - Finance, American Express
Minneapolis, MN 55474                      Company, 2000-2002
Age 51
--------------------------------------------------------------------------------------
Michelle M. Keeley      Vice President     Executive Vice President - Equity and Fixed
172 Ameriprise          since 2004         Income, Ameriprise Financial, Inc. and
Financial Center                           RiverSource Investments, LLC since 2006;
Minneapolis, MN 55474                      Vice President - Investments, Ameriprise
Age 42                                     Certificate Company since 2003; Senior Vice
                                           President - Fixed Income, Ameriprise
                                           Financial, Inc., 2002-2006 and RiverSource
                                           Investments, LLC, 2004-2006; Managing
                                           Director, Zurich Global Assets, 2001-2002
--------------------------------------------------------------------------------------
Patrick T. Bannigan     President          Senior Vice President - Asset Management,
172 Ameriprise          since 2006         RiverSource Investments, LLC since 2006;
Financial Center                           Managing Director and Global Head of
Minneapolis, MN 55474                      Product, Morgan Stanley Investment
Age 41                                     Management, 2004-2006; President,
                                           Touchstone Investments, 2002-2004; Director
                                           of Strategic Planning, Evergreen
                                           Investments, 1995-2002
--------------------------------------------------------------------------------------
Leslie L. Ogg           Vice President     President of Board Services Corporation
901 S. Marquette Ave.   and Secretary
Minneapolis, MN 55402   since 1978
Age 68
--------------------------------------------------------------------------------------
Jennifer D. Lammers     Chief Compliance   U.S. Asset Management Chief Compliance
172 Ameriprise          Officer since      Officer, RiverSource Investments, LLC since
Financial Center        2006               2006; Director - Mutual Funds, Voyageur
Minneapolis, MN 55474                      Asset Management, 2003-2006; Director of
Age 45                                     Finance, Voyageur Asset Management,
                                           2000-2003
--------------------------------------------------------------------------------------
Scott R. Plummer        General Counsel    Vice President and Chief Counsel - Asset
5228 Ameriprise         since 2006         Management, Ameriprise Financial, Inc.
Financial Center                           since 2005; Vice President, General Counsel
Minneapolis, MN 55474                      and Secretary, Ameriprise Certificate
Age 47                                     Company since 2005; Vice President - Asset
                                           Management Compliance, Ameriprise
                                           Financial, Inc., 2004-2005; Senior Vice
                                           President and Chief Compliance Officer,
                                           U.S. Bancorp Asset Management, 2002-2004;
                                           Second Vice President and Assistant General
                                           Counsel, Hartford Life, 2001-2002
--------------------------------------------------------------------------------------
Neysa M. Alecu          Anti-Money         Compliance Director and Anti-Money
2934 Ameriprise         Laundering         Laundering Officer, Ameriprise Financial,
Financial Center        Officer            Inc. since 2004; Manager Anti-Money
Minneapolis, MN 55474   since 2004         Laundering, Ameriprise Financial, Inc.,
Age 42                                     2003-2004; Compliance Director and Bank
                                           Secrecy Act Officer, American Express
                                           Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 59

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.


------------------------------------------------------------------------------

60 RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE BALANCED FUND - 2006 ANNUAL REPORT 61

RIVERSOURCE(SM) BALANCED FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

                       This report must be accompanied or preceded by the
                       Fund's current prospectus. RiverSource(SM) mutual funds
                       are distributed by RiverSource Distributors, Inc. and
                       Ameriprise Financial Services, Inc., Members NASD, and
RIVERSOURCE [LOGO](SM) managed by RiverSource Investments, LLC. These
      INVESTMENTS      companies are part of Ameriprise Financial, Inc.

                                                             S-6326 AA (11/06)

   Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   DIVERSIFIED EQUITY INCOME FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   SEPT. 30, 2006

>  RIVERSOURCE DIVERSIFIED EQUITY
   INCOME FUND SEEKS TO PROVIDE
   SHAREHOLDERS WITH A HIGH LEVEL
   OF CURRENT INCOME AND, AS A
   SECONDARY OBJECTIVE, STEADY
   GROWTH OF CAPITAL.

------------------------------------------------------------------------------

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot ...........................................................   3
Performance Summary .....................................................   5
Questions & Answers with Portfolio Management ...........................   7
The Fund's Long-term Performance ........................................  10
Investments in Securities ...............................................  12
Financial Statements ....................................................  17
Notes to Financial Statements ...........................................  21
Report of Independent Registered Public Accounting Firm .................  36
Federal Income Tax Information ..........................................  37
Fund Expenses Example ...................................................  39
Board Members and Officers ..............................................  41
Approval of Investment Management Services Agreement ....................  44
Proxy Voting ............................................................  44

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                              FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Diversified Equity Income Fund seeks deeply undervalued domestic equities or "out of favor" stocks that are believed to be temporarily undervalued in the market. The Fund invests primarily in large-cap stocks but may invest in some mid- and small-cap stocks as well. For investors particularly interested in income, at least 80% of the Fund's assets are held in dividend-paying stocks. The Fund pays quarterly dividends and seeks to maintain a low turnover rate.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets

Financials                             27.9%
Industrials                            16.3%
Energy                                 13.9%
Health Care                             8.7%     [PIE CHART]
Telecommunication Services              8.3%
Consumer Discretionary                  5.5%
Other(1)                               19.4%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Materials 4.6%, Consumer Staples 4.1%, Utilities 4.1%,
      Information Technology 3.6%, Cash & Cash Equivalents(2) 2.2% and
      Telecommunication 0.8%.

(2) Of the 2.2%, 1.4% is due to security lending activity and 0.8% is the Fund's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS
------------------------------------------------------------------------------

Percentage of portfolio assets

Bank of America                         3.4%
Pfizer                                  3.1
Citigroup                               2.9
AT&T                                    2.6
St. Paul Travelers Companies            2.1
Caterpillar                             2.1
Exxon Mobil                             2.0
Altria Group                            2.0
McDermott Intl                          2.0
XL Capital Cl A                         1.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT SEPT. 30, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                  LARGE
                     MEDIUM   SIZE
                     SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                                                             YEARS IN INDUSTRY
Warren Spitz                                                        22
Steve Schroll                                                       25
Laton Spahr, CFA                                                     8
Paul Stocking                                                       19

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                   TICKER SYMBOL                INCEPTION DATE
Class A                                INDZX                       10/15/90
Class B                                IDEBX                        3/20/95
Class C                                ADECX                        6/26/00
Class I                                ADIIX                         3/4/04
Class Y                                IDQYX                        3/20/95

Total net assets                                             $6.956 billion

Number of holdings                                                      139


------------------------------------------------------------------------------

4 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

                       For the year ended Sept. 30, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Diversified Equity Income Fund Class A (excluding sales charge)          +14.72%
Russell 1000(R) Value Index (unmanaged)                                              +14.62%
Lipper Equity Income Funds Index                                                     +12.09%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

AT SEPT. 30, 2006

                                                                         SINCE
Without sales charge           1 YEAR   3 YEARS   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
Class A (inception 10/15/90)   +14.72%   +20.61%   +13.75%    +10.63%   +12.91%
--------------------------------------------------------------------------------
Class B (inception 3/20/95)    +13.87%   +19.68%   +12.87%     +9.79%   +11.05%
--------------------------------------------------------------------------------
Class C (inception 6/26/00)    +13.84%   +19.71%   +12.87%       N/A     +9.34%
--------------------------------------------------------------------------------
Class I (inception 3/4/04)     +15.14%      N/A       N/A        N/A    +15.13%
--------------------------------------------------------------------------------
Class Y (inception 3/20/95)    +14.91%   +20.83%   +13.94%    +10.80%   +12.07%
--------------------------------------------------------------------------------
With sales charge
--------------------------------------------------------------------------------
Class A (inception 10/15/90)    +8.12%   +18.25%   +12.41%     +9.98%   +12.49%
--------------------------------------------------------------------------------
Class B (inception 3/20/95)     +8.87%   +18.74%   +12.62%     +9.79%   +11.05%
--------------------------------------------------------------------------------
Class C (inception 6/26/00)    +12.84%   +19.71%   +12.87%       N/A     +9.34%
--------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%. No sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These shares classes are available to institutional investors only.


------------------------------------------------------------------------------

6 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource Diversified Equity Income Fund's results and positioning for the annual period ended Sept. 30, 2006.

Q: How did RiverSource Diversified Equity Income Fund perform for the annual period?

A: RiverSource Diversified Equity Income Fund gained 14.72% (Class A shares, excluding sales charge) for the 12 months ended Sept. 30, 2006. The Fund outperformed the 14.62% advance of the Russell 1000(R) Value Index (Russell Index) and the 12.09% increase of the Lipper Equity Income Funds Index, representing the Fund's peer group.

------------------------------------------------------------------------------
      FOR THE FISCAL YEAR AS A WHOLE, INDUSTRY ALLOCATION AND STOCK SELECTION WITHIN THE UTILITIES SECTOR BOOSTED THE FUND'S RETURN MOST.
------------------------------------------------------------------------------

Q:    What factors most significantly affected the Fund's performance?

A: Overall, our ability to successfully navigate two distinct market trends contributed most to the Fund's annual performance. Sector exposure was most important through April, when the high volatility of energy prices drove market performance. Then, from May through September, as the market experienced both dramatic sell-offs and sharp relief rallies, stock selection was key.

      For the fiscal year as a whole, industry allocation and stock selection within the utilities sector boosted the Fund's return most. More specifically, the Fund's modest allocation to electric utilities and sizable exposure to telecommunications stocks helped, as did holding positions in AT&T and BellSouth.

      Industry selection within the energy sector further contributed to the Fund's results. A sizable position in oil services companies and a modest exposure to exploration and production companies particularly helped. On an individual stock basis, significant positions in the strongly performing oil services companies McDermott Intl and Schlumberger contributed to the Fund's strong performance. Stock selection within the integrated oils segment of the energy sector also contributed notably to the Fund's results. In transportation, Fund holding AMR (parent company of American Airlines) was a strong individual stock performer.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      Detracting somewhat from the Fund's results was a modest allocation to the strongly performing financials sector overall. Within the sector, having greater exposure than the Russell Index to property and casualty insurance companies, which understandably suffered in the aftermath of the devastation caused by the Gulf Coast hurricanes, and a lesser allocation to banks and real estate investment trusts (REITs), which performed well during the period, also hurt. Stock selection within financial services further detracted. Positions in property and casualty insurers Montpelier Re Holdings and XL Capital, which performed poorly, detracted from the Fund's return as did having only a modest position in JPMorgan Chase, which performed well.

Q:    What changes did you make to the Fund's portfolio during the period?

A: We maintained the Fund's overall bias toward cyclical sectors, but we reduced the Fund's exposure to these sectors during the period in favor of the more defensive segments of the equity market. Specifically, during the annual period, we reduced the Fund's positions in the materials sector and the processing and producer durables industry. We increased the Fund's allocations to the electric utilities industry within the utilities sector as well as to the health care, financials and consumer staples sectors.

------------------------------------------------------------------------------
      INVESTMENT TERMS

      CYCLICAL INDUSTRY: An industry that is sensitive to the business cycle and price changes. Most cyclical industries produce durable goods such as raw materials and heavy equipment.

      DEFENSIVE INDUSTRY: An industry that remains stable during various phases of the business cycle. The utilities sector is an example of a defensive or non-cyclical industry because consumers need gas and electricity during all phases of the business cycle.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

8 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

      Among individual stocks, of particular note was our addition to the Fund's position in Pfizer during the period. We liked Pfizer for the relative valuation of this stock and for what we believe to be its positive prospects given the provisions of Medicare Part D (Medicare's prescription drug coverage).

------------------------------------------------------------------------------
      OUR RECENT ADDITIONS TO THE FUND'S HEALTH CARE AND UTILITIES SECTORS ARE INTENDED TO LESSEN THE ECONOMIC-SENSITIVITY OF THE PORTFOLIO IN THE COMING MONTHS.
------------------------------------------------------------------------------

Q:    How do you intend to manage the Fund in the coming months?

A: We believe economic growth will slow modestly in the last quarter of 2006 and into 2007, as consumer spending is impacted by a softening in the housing market, among other factors. Going forward, we continue to monitor and evaluate the broader uncertainties in the U.S. economy that may be caused by the ripple effect of a slowdown in the residential housing market. Our view of longer-term drivers remains reflected in the Fund's meaningful allocations to cyclical sectors, such as producer durables and materials and processing. At the same time, our recent additions to the Fund's health care and utilities sectors are intended to lessen the economic-sensitivity of the portfolio in the coming months.

      As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Equity Income Fund Class A shares (from 10/1/96 to 9/30/06) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
Results at Sept. 30, 2006

                                                                                            SINCE
                                              1 YEAR     3 YEARS    5 YEARS   10 YEARS   INCEPTION(3)
RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND
(INCLUDES SALES CHARGE)
-----------------------------------------------------------------------------------------------------
Class A Cumulative value of $10,000          $ 10,812   $ 16,535   $ 17,948   $ 25,894     $ 65,422
-----------------------------------------------------------------------------------------------------
        Average annual total return             +8.12%    +18.25%    +12.41%     +9.98%      +12.49%
-----------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
-----------------------------------------------------------------------------------------------------
        Cumulative value of $10,000          $ 11,462   $ 16,119   $ 16,647   $ 28,908     $ 79,356
-----------------------------------------------------------------------------------------------------
        Average annual total return            +14.62%    +17.25%    +10.73%    +11.20%      +13.90%
-----------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(2)
-----------------------------------------------------------------------------------------------------
        Cumulative value of $10,000          $ 11,209   $ 14,897   $ 14,947   $ 22,539     $ 54,716
-----------------------------------------------------------------------------------------------------
        Average annual total return            +12.09%    +14.21%     +8.37%     +8.47%      +11.27%
-----------------------------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

10 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

                 VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN
                  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

           RiverSource Diversified
          Equity Income Fund Class A      Russell 1000       Lipper Equity Income
Year        (includes sales charge)       Value Index(1)         Funds Index(2)
1996              $9,425                     $10,000               $10,000
1997             $12,075                     $14,231               $13,325
1998             $11,813                     $14,742               $13,497
1999             $13,842                     $17,502               $15,300
2000             $14,625                     $19,061               $16,539
2001             $13,597                     $17,363               $15,081
2002             $11,167                     $14,420               $15,226
2003             $14,760                     $17,934               $15,128
2004             $18,168                     $21,614               $17,713
2005             $22,571                     $25,221               $20,108
2006             $25,894                     $28,908               $22,539

(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.

(3) Fund data is from Oct. 15, 1990. Russell 1000 Value Index and Lipper peer group data is from Nov. 1, 1990.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 11

INVESTMENTS IN SECURITIES

SEPT. 30, 2006

(Percentages represent value of investments compared to net assets)

--------------------------------------------------------------------------------
COMMON STOCKS (97.9%)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE(a)
AEROSPACE & DEFENSE (1.9%)
Goodrich                                           649,347        $   26,311,540
Honeywell Intl                                   1,315,970            53,823,173
United Technologies                                835,691            52,941,025
                                                                  --------------
Total                                                                133,075,738
--------------------------------------------------------------------------------

AIRLINES (0.6%)
AMR                                                997,720(b,d)       23,087,241
Continental Airlines Cl B                          398,400(b,d)       11,278,704
US Airways Group                                   159,333(b)          7,063,232
                                                                  --------------
Total                                                                 41,429,177
--------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Ballard Power Systems                              894,700(b,c,d)      5,090,843
--------------------------------------------------------------------------------

AUTOMOBILES (0.8%)
Ford Motor                                       3,290,910            26,623,462
General Motors                                     772,607(d)         25,696,909
                                                                  --------------
Total                                                                 52,320,371
--------------------------------------------------------------------------------

BEVERAGES (0.5%)
Coca-Cola                                          762,453            34,066,400
--------------------------------------------------------------------------------

BUILDING PRODUCTS (--%)
Ameron Intl                                          5,171               343,561
--------------------------------------------------------------------------------

CAPITAL MARKETS (1.6%)
Bank of New York                                 1,371,547            48,360,747
Merrill Lynch & Co                                 529,400            41,409,668
Morgan Stanley                                     299,300            21,821,963
                                                                  --------------
Total                                                                111,592,378
--------------------------------------------------------------------------------

CHEMICALS (2.4%)
Air Products & Chemicals                           300,800            19,964,096
Arkema ADR                                          14,855(b,c)          700,204
Dow Chemical                                     1,492,200            58,165,956
EI du Pont de Nemours
   & Co                                          2,069,888            88,674,002
                                                                  --------------
Total                                                                167,504,258
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE(a)
COMMERCIAL BANKS (1.6%)
US Bancorp                                         886,300        $   29,442,886
Wachovia                                           845,600(d)         47,184,480
Wells Fargo & Co                                   899,100            32,529,438
                                                                  --------------
Total                                                                109,156,804
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.6%)
Pitney Bowes                                       299,500            13,288,815
Waste Management                                   863,400            31,669,512
                                                                  --------------
Total                                                                 44,958,327
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.0%)
Hewlett-Packard                                  1,924,310            70,602,934
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                              338,548            26,030,956
Insituform Technologies Cl A                       297,100(b)          7,213,588
                                                                  --------------
Total                                                                 33,244,544
--------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Hanson ADR                                         503,305(c)         36,263,125
--------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
Capital One Financial                              318,600            25,061,076
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Packaging Corp of America                          546,500            12,678,800
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.4%)
Bank of America                                  4,486,522           240,342,984
Citigroup                                        4,155,100           206,383,817
                                                                  --------------
Total                                                                446,726,801
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (7.6%)
AT&T                                             5,533,940           180,185,086
BellSouth                                        2,217,914            94,815,824
BT Group                                         9,164,315(c)         45,989,316
Embarq                                             730,925            35,354,842
Telefonos de Mexico ADR Series L                 3,868,946(c)         98,967,639
Verizon Communications                           2,063,015            76,599,747
                                                                  --------------
Total                                                                531,912,454
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE(a)
ELECTRIC UTILITIES (2.8%)
Edison Intl                                        396,278        $   16,501,016
Exelon                                             567,068            34,330,297
FirstEnergy                                        601,243            33,585,434
FPL Group                                        1,294,833            58,267,485
PPL                                                492,679            16,209,139
Southern                                         1,012,705            34,897,814
                                                                  --------------
Total                                                                193,791,185
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
ABB ADR                                          1,322,393(c)         17,429,139
Cooper Inds Cl A                                   198,430            16,910,205
Energy Conversion Devices                          153,655(b)          5,691,381
FuelCell Energy                                    459,900(b,d)        3,499,839
Hubbell Cl B                                       172,025             8,239,998
Plug Power                                         767,300(b,d)        3,122,911
                                                                  --------------
Total                                                                 54,893,473
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.7%)
Baker Hughes                                     1,186,713            80,933,826
GlobalSantaFe                                      964,913            48,236,001
Halliburton                                      2,844,457            80,924,802
Schlumberger                                     1,237,961(d)         76,790,721
Tidewater                                          908,958            40,166,854
                                                                  --------------
Total                                                                327,052,204
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
Wal-Mart Stores                                    701,760            34,610,803
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.1%)
Boston Scientific                                  466,640(b)          6,901,606
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.4%)
Caremark Rx                                        370,146            20,976,174
CIGNA                                              200,800            23,357,056
Tenet Healthcare                                 2,378,100(b)         19,357,734
UnitedHealth Group                                 738,744            36,346,205
                                                                  --------------
Total                                                                100,037,169
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Royal Caribbean Cruises                          1,113,000            43,195,530
Starwood Hotels & Resorts Worldwide                302,500            17,299,975
Wyndham Worldwide                                  377,028(b)         10,545,473
                                                                  --------------
Total                                                                 71,040,978
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE(a)
HOUSEHOLD DURABLES (0.8%)
Whirlpool                                          624,900        $   52,560,339
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (4.7%)
3M                                                 725,100            53,961,942
General Electric                                 2,967,296           104,745,549
McDermott Intl                                   3,304,117(b)        138,112,091
Textron                                            361,996            31,674,650
Tomkins ADR                                         65,153(c,d)        1,164,284
                                                                  --------------
Total                                                                329,658,516
--------------------------------------------------------------------------------

INSURANCE (16.3%)
ACE                                              2,334,700(c)        127,778,131
Allstate                                         1,347,996            84,559,789
American Intl Group                              1,081,520            71,661,515
Aon                                              1,603,300            54,303,771
Axis Capital Holdings                            1,124,000(c)         38,991,560
Endurance Specialty Holdings                     1,218,590(c)         42,967,483
Hartford Financial Services Group                  183,400            15,909,950
Lincoln Natl                                     1,019,268            63,276,157
Loews                                            2,555,653            96,859,249
Marsh & McLennan Companies                       2,837,240            79,868,306
Montpelier Re Holdings                           1,849,560(c,d)       35,862,968
PartnerRe                                          331,902(c)         22,426,618
RenaissanceRe Holdings                             728,676(c)         40,514,386
Safeco                                             645,738            38,053,340
St. Paul Travelers Companies                     3,207,599           150,404,317
Torchmark                                          530,600            33,486,166
UnumProvident                                      777,420            15,074,174
XL Capital Cl A                                  1,922,037(c)        132,043,942
                                                                  --------------
Total                                                              1,144,041,822
--------------------------------------------------------------------------------

IT SERVICES (1.2%)
Computer Sciences                                  605,300(b)         29,732,336
Electronic Data Systems                          2,067,816            50,702,848
                                                                  --------------
Total                                                                 80,435,184
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.5%)
Eastman Kodak                                    1,408,262(d)         31,545,069
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 13

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE(a)
MACHINERY (6.1%)
Caterpillar                                      2,263,383        $  148,930,602
Deere & Co                                         935,384            78,488,072
Eaton                                              532,311            36,649,612
Illinois Tool Works                              1,308,691            58,760,226
Ingersoll-Rand Cl A                              1,943,042(c)         73,796,735
Parker Hannifin                                    386,499            30,042,567
                                                                  --------------
Total                                                                426,667,814
--------------------------------------------------------------------------------

MEDIA (1.2%)
CBS Cl B                                           960,847            27,067,060
Gannett                                            416,400            23,664,012
Time Warner                                      1,184,800            21,598,904
Viacom Cl B                                        364,100(b)         13,537,238
                                                                  --------------
Total                                                                 85,867,214
--------------------------------------------------------------------------------

METALS & MINING (0.4%)
Alcoa                                              987,346            27,685,182
--------------------------------------------------------------------------------

MULTILINE RETAIL (0.4%)
Federated Department Stores                        719,573            31,092,749
--------------------------------------------------------------------------------

MULTI-UTILITIES (1.3%)
Dominion Resources                                 420,003            32,126,029
Duke Energy                                      1,153,391            34,832,409
NiSource                                         1,220,650            26,536,931
                                                                  --------------
Total                                                                 93,495,369
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.4%)
Anadarko Petroleum                                 324,900            14,240,367
Apache                                             268,353            16,959,910
BP ADR                                             602,340(c)         39,501,457
Chevron                                          1,767,121           114,615,468
ConocoPhillips                                   1,447,009            86,140,446
EnCana                                             302,518(c)         14,124,565
Exxon Mobil                                      2,127,272           142,739,951
Marathon Oil                                     1,172,076            90,132,644
Petroleo Brasileiro ADR                            545,560(c)         45,734,295
Pioneer Natural Resources                          579,400            22,666,128
Repsol YPF ADR                                     863,200(c)         25,749,256
Total ADR                                          592,200(c)         39,049,668
                                                                  --------------
Total                                                                651,654,155
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
ISSUER                                           SHARES                 VALUE(a)
PAPER & FOREST PRODUCTS (1.2%)
Intl Paper                                       1,660,152        $   57,491,063
Weyerhaeuser                                       388,069            23,877,886
                                                                  --------------
Total                                                                 81,368,949
--------------------------------------------------------------------------------

PHARMACEUTICALS (7.0%)
Abbott Laboratories                                789,527            38,339,431
Bristol-Myers Squibb                             1,178,100            29,358,252
Eli Lilly & Co                                     616,897            35,163,129
Merck & Co                                       2,200,318            92,193,324
Pfizer                                           7,695,536           218,245,401
Wyeth                                            1,507,145            76,623,252
                                                                  --------------
Total                                                                489,922,789
--------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
Realogy                                            471,210(b)         10,687,043
--------------------------------------------------------------------------------

ROAD & RAIL (1.2%)
Burlington Northern Santa Fe                       617,044            45,315,711
Union Pacific                                      411,512            36,213,056
                                                                  --------------
Total                                                                 81,528,767
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Intel                                              954,632            19,636,780
--------------------------------------------------------------------------------

SOFTWARE (1.2%)
Microsoft                                        3,027,478            82,740,974
--------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Home Depot                                       1,489,582            54,027,139
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Fannie Mae                                       2,112,120           118,088,629
--------------------------------------------------------------------------------

TOBACCO (3.2%)
Altria Group                                     1,862,890           142,604,230
Loews - Carolina Group                           1,406,442(f)         77,902,822
                                                                  --------------
Total                                                                220,507,052
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel                                    3,048,405            52,280,146
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $5,669,084,175)                                            $6,809,846,690
--------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

--------------------------------------------------------------------------------
PREFERRED STOCKS (0.2%)
--------------------------------------------------------------------------------
ISSUER                                             SHARES               VALUE(a)
Schering-Plough
   6.00% Cv                                        268,200        $   14,930,694
--------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(Cost: $13,410,000)                                               $   14,930,694
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BONDS (0.8%)
--------------------------------------------------------------------------------
ISSUER                   COUPON                PRINCIPAL                VALUE(a)
                          RATE                  AMOUNT
Calpine
   Sr Nts
      02-15-11            8.50%                $ 6,000,000(b)     $    2,970,000
Qwest Communications Intl
   Sr Unsecured
      11-15-25            3.50                  33,112,000            54,174,543
--------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $38,310,707)                                               $   57,144,543
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET FUNDS (2.2%)(e)
--------------------------------------------------------------------------------
                                               SHARES                   VALUE(a)
RiverSource Short-Term
   Cash Fund                                   151,620,123(g)     $  151,620,123
--------------------------------------------------------------------------------

TOTAL MONEY MARKET FUNDS
(Cost: $151,620,123)                                              $  151,620,123
--------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $5,872,425,005)(h)                                         $7,033,542,050
================================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2006, the value of foreign securities represented 12.7% of net assets.

(d) At Sept. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.4% of net assets. See
      Note 5 to the financial statements. 0.8% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)   See Note 6 to the financial statements.

(h) At Sept. 30, 2006, the cost of securities for federal income tax purposes was $5,877,681,318 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $1,287,111,580
      Unrealized depreciation                                    (131,250,848)
      -----------------------------------------------------------------------
      Net unrealized appreciation                              $1,155,860,732
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 15

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES (CONTINUED)
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

16 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPT. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $5,720,804,882)                                  $ 6,881,921,927
   Affiliated money market fund (identified cost $151,620,123) (Note 6)                        151,620,123
----------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $5,872,425,005)                             7,033,542,050
Cash in bank on demand deposit                                                                      39,456
Foreign currency holdings (identified cost $113) (Note 1)                                              112
Capital shares receivable                                                                        4,961,258
Dividends and accrued interest receivable                                                        9,411,698
Receivable for investment securities sold                                                       18,468,454
----------------------------------------------------------------------------------------------------------
Total assets                                                                                 7,066,423,028
----------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                                             504,574
Payable for investment securities purchased                                                      8,326,060
Payable upon return of securities loaned (Note 5)                                               97,191,200
Accrued investment management services fee                                                         103,579
Accrued distribution fee                                                                         2,840,999
Accrued service fee                                                                                    257
Accrued transfer agency fee                                                                         16,421
Accrued administrative services fee                                                                  8,656
Other accrued expenses                                                                           1,589,803
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                              110,581,549
----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $ 6,955,841,479
==========================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $     5,310,893
Additional paid-in capital                                                                   5,184,964,365
Undistributed net investment income                                                              3,269,657
Accumulated net realized gain (loss)                                                           601,179,519
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                        1,161,117,045
----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $ 6,955,841,479
==========================================================================================================
Net assets applicable to outstanding shares:               Class A                         $ 5,432,695,767
                                                           Class B                         $ 1,208,096,254
                                                           Class C                         $    86,482,609
                                                           Class I                         $   133,039,278
                                                           Class Y                         $    95,527,571
Net asset value per share of outstanding capital stock:    Class A shares    414,854,489   $         13.10
                                                           Class B shares     92,172,558   $         13.11
                                                           Class C shares      6,608,956   $         13.09
                                                           Class I shares     10,165,129   $         13.09
                                                           Class Y shares      7,288,120   $         13.11
----------------------------------------------------------------------------------------------------------
* Including securities on loan, at value (Note 5)                                          $    92,940,005
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 17

STATEMENT OF OPERATIONS

                                                      PERIOD FROM       PERIOD FROM          TOTAL
                                                    OCT. 1, 2005 TO   DEC. 6, 2005 TO   OCT. 1, 2005 TO
                                                      DEC. 5, 2005     SEPT. 30, 2006   SEPT. 30, 2006
                                                        (NOTE 1)
INVESTMENT INCOME
Income:
Dividends                                           $    27,250,062   $   119,441,326   $   146,691,388
Interest                                                    848,268         3,915,585         4,763,853
Income distributions from affiliated money market
   fund (Note 6)                                                 --            94,412            94,412
Fee income from securities lending (Note 5)                 208,600           760,988           969,588
   Less foreign taxes withheld                              (96,490)         (889,802)         (986,292)
-------------------------------------------------------------------------------------------------------
Total income                                             28,210,440       123,322,509       151,532,949
-------------------------------------------------------------------------------------------------------
Expenses (Note 2):
   Investment management services fee                     5,596,765        31,724,896        37,321,661
Distribution fee
   Class A                                                1,698,601         9,707,187        11,405,788
   Class B                                                2,055,238        10,417,350        12,472,588
   Class C                                                  105,713           611,382           717,095
Transfer agency fee                                       1,337,517         6,781,492         8,119,009
Incremental transfer agency fee
   Class A                                                   94,581           496,019           590,600
   Class B                                                   58,821           281,071           339,892
   Class C                                                    3,104            16,414            19,518
Service fee -- Class Y                                       10,666            65,445            76,111
Administrative services fees and expenses                   439,139         2,521,366         2,960,505
Compensation of board members                                 4,930            24,650            29,580
Custodian fees                                               54,811           366,076           420,887
Printing and postage                                         82,500           933,375         1,015,875
Registration fees                                            46,289           339,005           385,294
Audit fees                                                    7,333            34,667            42,000
Other                                                        63,196           107,860           171,056
-------------------------------------------------------------------------------------------------------
Total expenses                                           11,659,204        64,428,255        76,087,459
   Earnings and bank fee credits on
   cash balances (Note 2)                                   (35,064)         (267,852)         (302,916)
-------------------------------------------------------------------------------------------------------
Total net expenses                                       11,624,140        64,160,403        75,784,543
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          16,586,300        59,162,106        75,748,406
-------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

18 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

                                                         PERIOD FROM       PERIOD FROM          TOTAL
                                                       OCT. 1, 2005 TO   DEC. 6, 2005 TO   OCT. 1, 2005 TO
                                                         DEC. 5, 2005     SEPT. 30, 2006    SEPT. 30, 2006
                                                           (NOTE 1)
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                      $    70,311,544   $   597,073,342   $   667,384,886
   Foreign currency transactions                                   517            18,291            18,808
   Payment from affiliate (Note 2)                                  --           159,611           159,611
----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                     70,312,061       597,251,244       667,563,305
Net change in unrealized appreciation (depreciation)
   on investments and on translation of assets and
   liabilities in foreign currencies                        70,578,286        (9,829,316)       60,748,970
----------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
   currencies                                              140,890,347       587,421,928       728,312,275
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                          $   157,476,647   $   646,584,034   $   804,060,681
==========================================================================================================

See accompanying notes to financial statements.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 19

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPT. 30,                                                          2006              2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                         $    75,748,406   $    54,608,396
Net realized gain (loss) on investments                                     667,563,305       270,391,751
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies        60,748,970       583,867,637
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             804,060,681       908,867,784
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                (68,205,940)      (43,253,532)
     Class B                                                                 (4,062,432)       (6,553,878)
     Class C                                                                   (287,993)         (311,510)
     Class I                                                                 (2,759,264)       (1,065,590)
     Class Y                                                                 (1,276,419)       (1,066,854)
   Net realized gain
     Class A                                                               (175,899,802)               --
     Class B                                                                (52,922,416)               --
     Class C                                                                 (2,748,210)               --
     Class I                                                                 (4,780,968)               --
     Class Y                                                                 (2,765,629)               --
---------------------------------------------------------------------------------------------------------
Total distributions                                                        (315,709,073)      (52,251,364)
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                1,765,930,961     1,169,738,802
   Class B shares                                                           308,425,141       374,588,490
   Class C shares                                                            32,313,599        20,282,935
   Class I shares                                                            70,245,448        80,287,958
   Class Y shares                                                            35,004,362        27,979,741
Reinvestment of distributions at net asset value
   Class A shares                                                           238,684,013        41,884,071
   Class B shares                                                            56,131,521         6,429,593
   Class C shares                                                             2,954,211           302,054
   Class I shares                                                             7,539,808         1,065,516
   Class Y shares                                                             4,042,048           825,421
Payments for redemptions
   Class A shares                                                          (689,513,201)     (525,350,848)
   Class B shares (Note 2)                                                 (397,110,055)     (328,341,945)
   Class C shares (Note 2)                                                  (12,897,208)      (10,025,616)
   Class I shares                                                           (49,930,532)      (14,569,375)
   Class Y shares                                                            (7,647,072)      (52,885,904)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions         1,364,173,044       792,210,893
---------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                   1,852,524,652     1,648,827,313
Net assets at beginning of year                                           5,103,316,827     3,454,489,514
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                               $ 6,955,841,479   $ 5,103,316,827
=========================================================================================================
Undistributed net investment income                                     $     3,269,657   $     4,314,939
---------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

20 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Investment Series, Inc. (formerly AXP Investment Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At Sept. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 1.91% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Prior to Dec. 6, 2005, the Fund invested all of its assets in the Equity Income Portfolio (the Portfolio). The Fund recorded its daily share of the Portfolio's income, expenses and realized and unrealized gains and losses.

Effective at the close of business on Dec. 5, 2005, the Portfolio was liquidated and the Fund exchanged its interest in the Portfolio for its proportionate share (99.99%) of the Portfolio's assets and liabilities. Within the statement of operations for the period from Oct. 1, 2005 to Dec. 5, 2005, income and expense amounts include allocations from the Portfolio in the following amounts:


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 21

-----------------------------------------------------------------------------
Dividends                                                        $ 27,250,062
-----------------------------------------------------------------------------
Interest income                                                  $    848,047
-----------------------------------------------------------------------------
Fee income from securities lending                               $    208,600
-----------------------------------------------------------------------------
Foreign taxes withheld                                           $    (96,490)
-----------------------------------------------------------------------------
Investment management services fee                               $  5,596,765
-----------------------------------------------------------------------------
Custodian fees                                                   $     54,448
-----------------------------------------------------------------------------
Audit fees                                                       $      5,940
-----------------------------------------------------------------------------
Other                                                            $     51,992
-----------------------------------------------------------------------------
Earnings credits on cash balances                                $       (330)
-----------------------------------------------------------------------------

All realized and unrealized gains (losses) presented for the period from Oct. 1, 2005 to Dec. 5, 2005 were as a result of allocations from the Portfolio.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the closed of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.


------------------------------------------------------------------------------

22 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 23 settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2006, foreign currency holdings were comprised entirely of British pounds.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $201,640 and accumulated net realized gain has been increased by $200,313 resulting in a net reclassification adjustment to increase paid-in capital by $1,327.


------------------------------------------------------------------------------

24 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:


YEAR ENDED SEPT. 30,                               2006             2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ............................$  80,456,308   $    43,253,532
   Long-term capital gain .......................163,649,434                --

CLASS B
Distributions paid from:
   Ordinary income ................................7,748,162         6,553,878
   Long-term capital gain ........................49,236,686                --

CLASS C
Distributions paid from:
   Ordinary income ..................................479,389           311,510
   Long-term capital gain .........................2,556,814                --

CLASS I
Distributions paid from:
   Ordinary income ................................3,092,230         1,065,590
   Long-term capital gain .........................4,448,002                --

CLASS Y
Distributions paid from:
   Ordinary income ................................1,469,029         1,066,854
   Long-term capital gain .........................2,573,019                --

At Sept. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income .................................$    17,873,742
Accumulated long-term gain (loss) .............................$   591,831,747
Unrealized appreciation (depreciation) ........................$ 1,155,860,732

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 25 the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend of the calendar year.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Effective Dec. 6, 2005, the Fund entered into an Investment Management Services Agreement with RiverSource Investments, LLC (the Investment Manager) to determine which securities will be purchased, held or sold. Prior to the withdrawal of the Fund's assets from the Portfolio, Growth and Income Trust (the Trust), on behalf of the Portfolio, had an Investment Management Services Agreement with Ameriprise Financial. Prior to Dec. 5, 2005, the investment management fee was assessed at the Portfolio level. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.53% to 0.40% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. For the period from Oct. 1, 2005 to Dec. 5, 2005, the adjustment increased the fee by $1,330,499 and from the period from Dec. 6, 2005 to Sept. 30, 2006, the adjustment increased the fee by $4,706,040.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the


------------------------------------------------------------------------------

26 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $11,802,747 for Class A, $1,085,984 for Class B and $16,153 for Class C for the year ended Sept. 30, 2006.

During the period from Oct. 1, 2005 to Dec. 5, 2005, the Fund's custodian and transfer agency fees were reduced by $35,064 as a result of earnings and bank fee credits from overnight cash balances. During the period from Dec. 6, 2005 to


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 27

Sept. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $267,852 as a result of earnings and bank fee credits from overnight cash balances.

In addition, the Fund received a one time payment of $159,611 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $351,554,507 and $201,753,610, respectively, for the period from Oct. 1, 2005 to Dec. 5, 2005 and $2,442,917,501 and
$1,504,469,187, respectively, for the period from Dec. 6, 2005 to Sept. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                 YEAR ENDED SEPT. 30, 2006
                             CLASS A        CLASS B        CLASS C       CLASS I        CLASS Y
-------------------------------------------------------------------------------------------------
Sold                       140,270,699     24,642,507     2,563,979      5,567,673      2,795,276
Issued for reinvested
  distributions             19,645,096      4,650,068       244,763        619,466        331,709
Redeemed                   (54,773,877)   (31,627,917)   (1,025,685)    (3,909,489)      (609,980)
-------------------------------------------------------------------------------------------------
Net increase (decrease)    105,141,918     (2,335,342)    1,783,057      2,277,650      2,517,005
-------------------------------------------------------------------------------------------------

                                                 YEAR ENDED SEPT. 30, 2005
                             CLASS A        CLASS B        CLASS C        CLASS I        CLASS Y
-------------------------------------------------------------------------------------------------
Sold                       104,759,749     34,015,774     1,839,130      7,293,606      2,450,631
Issued for reinvested
  distributions              3,690,899        572,017        26,789         92,787         72,717
Redeemed                   (47,173,827)   (29,054,339)     (908,682)    (1,297,386)    (4,500,530)
-------------------------------------------------------------------------------------------------
Net increase (decrease)     61,276,821      5,533,452       957,237      6,089,007     (1,977,182)
-------------------------------------------------------------------------------------------------

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2006, securities valued at $92,940,005 were on loan to brokers. For collateral, the Fund received $97,191,200 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, which are included in the "Investments in securities." Income from securities lending amounted to $969,588 for the year ended Sept. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.


------------------------------------------------------------------------------

28 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2006.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 29

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

30 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

----------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                2006       2005       2004       2003       2002
Net asset value, beginning of period       $ 12.11    $  9.88    $  8.14    $  6.26    $  8.18
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .18        .15        .15        .14        .13
Net gains (losses) (both realized
and unrealized)                               1.54       2.23       1.73       1.86      (1.45)
----------------------------------------------------------------------------------------------
Total from investment operations              1.72       2.38       1.88       2.00      (1.32)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.19)      (.15)      (.14)      (.12)      (.12)
Distributions from realized gains             (.54)        --         --         --       (.48)
----------------------------------------------------------------------------------------------
Total distributions                           (.73)      (.15)      (.14)      (.12)      (.60)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $ 13.10    $ 12.11    $  9.88    $  8.14    $  6.26
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in millions)    $ 5,433    $ 3,751    $ 2,455    $ 1,539    $ 1,243
----------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                           1.10%      1.04%      1.06%      1.04%      1.02%
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                   1.40%      1.46%      1.67%      1.94%      1.55%
----------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               28%        24%        18%        38%        40%
----------------------------------------------------------------------------------------------
Total return(c)                              14.72%     24.24%     23.09%     32.17%    (17.87%)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 31

CLASS B

----------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                2006       2005       2004       2003       2002
Net asset value, beginning of period       $ 12.07    $  9.85    $  8.12    $  6.25    $  8.17
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .04        .07        .06        .08        .06
Net gains (losses) (both realized
and unrealized)                               1.58       2.22       1.73       1.86      (1.44)
----------------------------------------------------------------------------------------------
Total from investment operations              1.62       2.29       1.79       1.94      (1.38)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.04)      (.07)      (.06)      (.07)      (.06)
Distributions from realized gains             (.54)        --         --         --       (.48)
----------------------------------------------------------------------------------------------
Total distributions                           (.58)      (.07)      (.06)      (.07)      (.54)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $ 13.11    $ 12.07    $  9.85    $  8.12    $  6.25
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in millions)    $ 1,208    $ 1,141       $877    $   629    $   529
----------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                           1.86%      1.80%      1.83%      1.81%      1.79%
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                    .64%       .70%       .89%      1.18%       .79%
----------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               28%        24%        18%        38%        40%
----------------------------------------------------------------------------------------------
Total return(c)                              13.87%     23.28%     22.11%     31.10%    (18.50%)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

32 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

CLASS C

----------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                2006       2005       2004       2003       2002
Net asset value, beginning of period       $ 12.06    $  9.84    $  8.11    $  6.25    $  8.17
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .04        .07        .07        .08        .07
Net gains (losses) (both realized
and unrealized)                               1.58       2.22       1.73       1.85      (1.45)
----------------------------------------------------------------------------------------------
Total from investment operations              1.62       2.29       1.80       1.93      (1.38)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.05)      (.07)      (.07)      (.07)      (.06)
Distributions from realized gains             (.54)        --         --         --       (.48)
----------------------------------------------------------------------------------------------
Total distributions                           (.59)      (.07)      (.07)      (.07)      (.54)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $ 13.09    $ 12.06    $  9.84    $  8.11    $  6.25
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in millions)    $    86    $    58    $    38    $    20    $    12
----------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                           1.86%      1.81%      1.83%      1.83%      1.82%
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                    .63%       .69%       .92%      1.15%       .83%
----------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               28%        24%        18%        38%        40%
----------------------------------------------------------------------------------------------
Total return(c)                              13.84%     23.33%     22.18%     30.96%    (18.48%)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 33

CLASS I

------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
------------------------------------------------------------------------
Fiscal period ended Sept. 30,                2006       2005     2004(b)
Net asset value, beginning of period       $ 12.13    $  9.89    $ 10.03
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .26        .20        .19
Net gains (losses) (both realized
and unrealized)                               1.50       2.24       (.19)
------------------------------------------------------------------------
Total from investment operations              1.76       2.44         --
------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.26)      (.20)      (.14)
Distributions from realized gains             (.54)        --         --
------------------------------------------------------------------------
Total distributions                           (.80)      (.20)      (.14)
------------------------------------------------------------------------
Net asset value, end of period             $ 13.09    $ 12.13    $  9.89
------------------------------------------------------------------------

------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------
Net assets, end of period (in millions)    $   133    $    96    $    18
------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                            .70%       .62%       .63%(d)
------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                   1.79%      1.85%      2.35%(d)
------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               28%        24%        18%
------------------------------------------------------------------------
Total return(e)                              15.14%     24.81%       .02%(f)
------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e)   Total return does not reflect payment of a sales charge.

(f)   Not annualized.


------------------------------------------------------------------------------

34 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

CLASS Y

----------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                2006       2005       2004       2003       2002
Net asset value, beginning of period       $ 12.12    $  9.89    $  8.14    $  6.26    $  8.18
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   .21        .17        .16        .15        .14
Net gains (losses) (both realized
and unrealized)                               1.53       2.23       1.74       1.86      (1.45)
----------------------------------------------------------------------------------------------
Total from investment operations              1.74       2.40       1.90       2.01      (1.31)
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income          (.21)      (.17)      (.15)      (.13)      (.13)
Distributions from realized gains             (.54)        --         --         --       (.48)
----------------------------------------------------------------------------------------------
Total distributions                           (.75)      (.17)      (.15)      (.13)      (.61)
----------------------------------------------------------------------------------------------
Net asset value, end of period             $ 13.11    $ 12.12    $  9.89    $  8.14    $  6.26
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Net assets, end of period (in millions)    $    96    $    58    $    67    $    50    $    26
----------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(b)                            .93%       .87%       .90%       .87%       .86%
----------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                   1.56%      1.63%      1.83%      2.11%      1.74%
----------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)               28%        24%        18%        38%        40%
----------------------------------------------------------------------------------------------
Total return(c)                              14.91%     24.38%     23.41%     32.39%    (17.75%)
----------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(c)   Total return does not reflect payment of a sales charge.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 35

REPORT OF INDEPENDENT
              REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Diversified Equity Income Fund (a series of RiverSource Investment Series, Inc.) as of September 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2006, and the financial highlights for each of the years in the five-year period ended September 30, 2006. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Equity Income Fund as of September 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 20, 2006


------------------------------------------------------------------------------

36 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..........................100%
      Dividends Received Deduction for corporations ......................100%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.10727
March 29, 2006 .......................................................0.03532
June 27, 2006 .................................................. .....0.03989
Sept. 27, 2006 .......................................................0.04200
Total ..............................................................$ 0.22448

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.50309
Total distributions ................................................$ 0.72757

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..........................100%
      Dividends Received Deduction for corporations ......................100%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.03766
March 29, 2006 .......................................................0.00969
June 27, 2006 ........................................................0.01523
Sept. 27, 2006 .......................................................0.01604
Total ..............................................................$ 0.07862

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.50309
Total distributions ................................................$ 0.58171


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 37

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..........................100%
      Dividends Received Deduction for corporations ......................100%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.03766
March 29, 2006 .......................................................0.01123
June 27, 2006 ........................................................0.01653
Sept. 27, 2006 .......................................................0.01830
Total ..............................................................$ 0.08372

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.50309
Total distributions ................................................$ 0.58681

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..........................100%
      Dividends Received Deduction for corporations ......................100%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.14650
March 29, 2006 .......................................................0.04805
June 27, 2006 ........................................................0.05220
Sept. 27, 2006 .......................................................0.05452
Total ..............................................................$ 0.30127

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.50309
Total distributions ................................................$ 0.80436

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

      Qualified Dividend Income for individuals ..........................100%
      Dividends Received Deduction for corporations ......................100%

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.11472
March 29, 2006 .......................................................0.04072
June 27, 2006 ........................................................0.04499
Sept. 27, 2006 .......................................................0.04749
Total ..............................................................$ 0.24792

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                        PER SHARE
Dec. 22, 2005 ......................................................$ 0.50309
Total distributions ................................................$ 0.75101


------------------------------------------------------------------------------

38 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 39

                                      BEGINNING          ENDING           EXPENSES
                                    ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING       ANNUALIZED
                                    APRIL 1, 2006    SEPT. 30, 2006    THE PERIOD(a)    EXPENSE RATIO
-----------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------
   Actual(b)                            $1,000          $1,027.60          $5.71            1.13%
-----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)          $1,000          $1,019.30          $5.69            1.13%
-----------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------
   Actual(b)                            $1,000          $1,023.60          $9.54            1.89%
-----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)          $1,000          $1,015.51          $9.50            1.89%
-----------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------
   Actual(b)                            $1,000          $1,023.80          $9.54            1.89%
-----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)          $1,000          $1,015.51          $9.50            1.89%
-----------------------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------------------
   Actual(b)                            $1,000          $1,029.60          $3.69             .73%
-----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)          $1,000          $1,021.29          $3.68             .73%
-----------------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------------
   Actual(b)                            $1,000          $1,028.50          $4.86             .96%
-----------------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)          $1,000          $1,020.14          $4.84             .96%
-----------------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Sept. 30, 2006:
      +2.76% for Class A, +2.36% for Class B, +2.38% for Class C, +2.96% for
      Class I and +2.85% for Class Y.


------------------------------------------------------------------------------

40 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND       PRINCIPAL OCCUPATION                 OTHER
AGE                               LENGTH OF SERVICE   DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
Kathleen Blatz                    Board member        Chief Justice, Minnesota Supreme
901 S. Marquette Ave.             since 2006          Court, 1998-2005
Minneapolis, MN 55402
Age 52
--------------------------------------------------------------------------------------------------------------------
Arne H. Carlson                   Board member        Chair, Board Services Corporation
901 S. Marquette Ave.             since 1999          (provides administrative services
Minneapolis, MN 55402                                 to boards); former Governor
Age 72                                                of Minnesota
--------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn                 Board member        Trustee Professor of Economics and
901 S. Marquette Ave.             since 2004          Management, Bentley College;
Minneapolis, MN 55402                                 former Dean, McCallum Graduate
Age 55                                                School of Business, Bentley College
--------------------------------------------------------------------------------------------------------------------
Anne P. Jones                     Board member        Attorney and Consultant
901 S. Marquette Ave.             since 1985
Minneapolis, MN 55402
Age 71
--------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind                   Board member        Former Managing Director,            American Progressive
901 S. Marquette Ave.             since 2005          Shikiar Asset Management             Insurance
Minneapolis, MN 55402
Age 71
--------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.             Board member        President Emeritus and               Valmont Industries, Inc.
901 S. Marquette Ave.             since 2002          Professor of Economics,              (manufactures irrigation
Minneapolis, MN 55402                                 Carleton College                     systems)
Age 67
--------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 41

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND       PRINCIPAL OCCUPATION                 OTHER
AGE                               LENGTH OF SERVICE   DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
Catherine James Paglia            Board member        Director, Enterprise Asset           Strategic Distribution,
901 S. Marquette Ave.             since 2004          Management, Inc. (private real       Inc. (transportation,
Minneapolis, MN 55402                                 estate and asset management          distribution and logistics
Age 54                                                company)                             consultants)
--------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor                    Board member        President and Chief Executive
901 S. Marquette Ave.             since 2006          Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                                 Insurance Company, Inc. since 1999
Age 53
--------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby              Board member        Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.             since 2002          Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                                 former President, Forester Biotech   American Healthways,
Age 62                                                                                     Inc. (health management
                                                                                           programs)
--------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND       PRINCIPAL OCCUPATION                 OTHER
AGE                               LENGTH OF SERVICE   DURING PAST FIVE YEARS               DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member        President, Ameriprise Certificate
53600 Ameriprise                  since 2001,         Company since 2006; President -
Financial Center                  Vice President      U.S. Asset Management and Chief
Minneapolis, MN 55474             since 2002          Investment Officer, Ameriprise
Age 46                                                Financial, Inc. and President,
                                                      Chairman of the Board and Chief
                                                      Investment Officer, RiverSource
                                                      Investments, LLC since 2005; Senior
                                                      Vice President - Chief Investment
                                                      Officer, Ameriprise Financial, Inc.
                                                      and Chairman of the Board and Chief
                                                      Investment Officer, RiverSource
                                                      Investments, LLC, 2001-2005
--------------------------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


------------------------------------------------------------------------------

42 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President the Fund's other officers are:

FUND OFFICERS

NAME,                             POSITION HELD
ADDRESS,                          WITH FUND AND       PRINCIPAL OCCUPATION
AGE                               LENGTH OF SERVICE   DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox                    Treasurer           Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise                    since 2002          Inc., since 2002; Vice President - Finance, American Express
Financial Center                                      Company, 2000-2002
Minneapolis, MN 55474
Age 51
--------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley                Vice President      Executive Vice President - Equity and Fixed Income,
172 Ameriprise                    since 2004          Ameriprise Financial, Inc. and RiverSource Investments, LLC
Financial Center                                      since 2006; Vice President - Investments, Ameriprise
Minneapolis, MN 55474                                 Certificate Company since 2003; Senior Vice President -
Age 42                                                Fixed Income, Ameriprise Financial, Inc., 2002-2006 and
                                                      RiverSource Investments, LLC, 2004-2006; Managing Director,
                                                      Zurich Global Assets, 2001-2002
--------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan               President           Senior Vice President - Asset Management, RiverSource
172 Ameriprise                    since 2006          Investments, LLC since 2006; Managing Director and Global
Financial Center                                      Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                                 2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                                Director of Strategic Planning, Evergreen Investments,
                                                      1995-2002
--------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg                     Vice President      President of Board Services Corporation
901 S. Marquette Ave.             and Secretary
Minneapolis, MN 55402             since 1978
Age 68
--------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers               Chief Compliance    U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise                    Officer since 2006  Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                                      Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                                 Voyageur Asset Management, 2000-2003
Age 45
--------------------------------------------------------------------------------------------------------------------
Scott R. Plummer                  General Counsel     Vice President and Chief Counsel - Asset Management,
5228 Ameriprise                   since 2006          Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center                                      General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474                                 since 2005; Vice President - Asset Management Compliance,
Age 47                                                Ameriprise Financial, Inc., 2004-2005; Senior Vice President
                                                      and Chief Compliance Officer, U.S. Bancorp Asset Management,
                                                      2002-2004; Second Vice President and Assistant General
                                                      Counsel, Hartford Life, 2001-2002
--------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu                    Anti-Money          Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise                   Laundering Officer  Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center                  since 2004          Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                                 Director and Bank Secrecy Act Officer, American Express
Age 42                                                Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT 43

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

44 RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND - 2006 ANNUAL REPORT

RIVERSOURCE(SM) DIVERSIFIED EQUITY INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)   This report must be accompanied or preceded by the
      INVESTMENTS        Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
                         These companies are part of Ameriprise Financial, Inc.

                                                             S-6475 AA (11/06)

   Annual Report

                                                        RIVERSOURCE [LOGO](SM)
                                                              INVESTMENTS

   RIVERSOURCE(SM)
   MID CAP VALUE FUND

------------------------------------------------------------------------------

   ANNUAL REPORT FOR
   THE PERIOD ENDED
   SEPT. 30, 2006

>  RIVERSOURCE MID CAP
   VALUE FUND SEEKS TO PROVIDE
   LONG-TERM GROWTH OF CAPITAL.

------------------------------------------------------------------------------

TABLE OF CONTENTS

Fund Snapshot ...........................................................    3

Performance Summary .....................................................    5

Questions & Answers with Portfolio Management ...........................    7

The Fund's Long-term Performance ........................................   10

Investments in Securities ...............................................   12

Financial Statements ....................................................   16

Notes to Financial Statements ...........................................   19

Report of Independent Registered Public Accounting Firm .................   33

Federal Income Tax Information ..........................................   34

Fund Expenses Example ...................................................   36

Board Members and Officers ..............................................   38

Approval of Investment Management Services Agreement ....................   41

Proxy Voting ............................................................   41

                                    [LOGO]
                                 DALBAR RATED
                                     2006
                               FOR COMMUNICATION

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.


------------------------------------------------------------------------------

2 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

FUND SNAPSHOT AT SEPT. 30, 2006

------------------------------------------------------------------------------
FUND OVERVIEW
------------------------------------------------------------------------------

RiverSource Mid Cap Value Fund employs a deep value approach to investing, seeking low-priced stocks that are currently "out of favor" and believed to be temporarily undervalued in the market. This mid cap fund invests in domestic equities of mid-sized companies with market capitalizations similar to the Russell Midcap Value Index and may offer strong appreciation potential relative to large-cap stocks but with less risk than small-cap stocks.

------------------------------------------------------------------------------
SECTOR BREAKDOWN*
------------------------------------------------------------------------------

Percentage of portfolio assets

Financials                      20.5%
Industrials                     14.2%
Consumer Discretionary          13.6%
Utilities                       12.9%         [PIE CHART]
Energy                           9.5%
Information Technology           7.5%
Other(1)                        21.8%

* Sectors can be comprised of several industries. Please refer to the section entitled "Investments in Securities" for a complete listing. No single industry exceeds 25% of portfolio assets.

(1)   Includes Health Care 5.6%, Materials 5.1%, Consumer Staples 3.7%, Cash &
      Cash Equivalents(2) 3.6%, Telecommunication Services 3.3% and
      Telecommunication 0.5%.

(2) Of the 3.6%, 2.4% is due to security lending activity and 1.2% is the Fund's cash equivalent position.

------------------------------------------------------------------------------
TOP TEN HOLDINGS
------------------------------------------------------------------------------

Percentage of portfolio assets

XL Capital Cl A                  2.8%
Everest Re Group                 2.3
Aon                              2.0
ACE                              1.9
Humana                           1.6
PartnerRe                        1.6
American Standard Companies      1.5
Pinnacle West Capital            1.5
Loews                            1.4
NiSource                         1.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Investments in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 3

FUND SNAPSHOT AT SEPT. 30, 2006

------------------------------------------------------------------------------
STYLE MATRIX
------------------------------------------------------------------------------

[chart] Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND  GROWTH
                       LARGE
  X                    MEDIUM   SIZE
                       SMALL

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

------------------------------------------------------------------------------
PORTFOLIO MANAGERS
------------------------------------------------------------------------------

                                                          YEARS IN INDUSTRY
Warren Spitz                                                      22
Steve Schroll                                                     25
Laton Spahr, CFA                                                   8
Paul Stocking                                                     19

------------------------------------------------------------------------------
FUND FACTS
------------------------------------------------------------------------------

                                         TICKER SYMBOL        INCEPTION DATE
Class A                                      AMVAX                2/14/02
Class B                                      AMVBX                2/14/02
Class C                                      AMVCX                2/14/02
Class I                                         --                 3/4/04
Class Y                                      RMCVX                2/14/02

Total net assets                                          $ 1.830 billion

Number of holdings                                                    146


------------------------------------------------------------------------------

4 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

PERFORMANCE SUMMARY

------------------------------------------------------------------------------

                            PERFORMANCE COMPARISON

                       For the year ended Sept. 30, 2006

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Mid Cap Value Fund Class A (excluding sales charge)            +13.18%
Russell Midcap(R) Value Index (unmanaged)                                  +12.27%
Lipper Mid-Cap Value Funds Index                                            +9.19%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 5

PERFORMANCE SUMMARY

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------------------------------------

AT SEPT. 30, 2006

                                                                       SINCE
Without sales charge                           1 YEAR     3 YEARS    INCEPTION
------------------------------------------------------------------------------
Class A (inception 2/14/02)                    +13.18%    +23.27%     +15.29%
------------------------------------------------------------------------------
Class B (inception 2/14/02)                    +12.42%    +22.40%     +14.42%
------------------------------------------------------------------------------
Class C (inception 2/14/02)                    +12.29%    +22.32%     +14.43%
------------------------------------------------------------------------------
Class I (inception 3/4/04)                     +13.71%       N/A      +16.46%
------------------------------------------------------------------------------
Class Y (inception 2/14/02)                    +13.35%    +23.51%     +15.52%
------------------------------------------------------------------------------
With sales charge
------------------------------------------------------------------------------
Class A (inception 2/14/02)                     +6.67%    +20.86%     +13.83%
------------------------------------------------------------------------------
Class B (inception 2/14/02)                     +7.42%    +21.51%     +14.15%
------------------------------------------------------------------------------
Class C (inception 2/14/02)                    +11.29%    +22.32%     +14.43%
------------------------------------------------------------------------------

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class Y shares. These shares classes are available to institutional investors only.


------------------------------------------------------------------------------

6 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Warren Spitz, Steve Schroll, Laton Spahr and Paul Stocking discuss RiverSource Mid Cap Value Fund's results and positioning for the annual period ended Sept. 30, 2006.

Q:    How did RiverSource Mid Cap Value Fund perform for the annual period?

A: RiverSource Mid Cap Value Fund gained 13.18% (Class A shares, excluding sales charge) for the 12 months ended Sept. 30, 2006. The Fund outperformed the 12.27% advance of the Russell Midcap(R) Value Index (Russell Index) and the 9.19% increase of the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group.

------------------------------------------------------------------------------
      FOR THE FISCAL YEAR AS A WHOLE, STOCK SELECTION WITHIN THE
      TRANSPORTATION INDUSTRY BOOSTED THE FUND'S RETURN MOST.
------------------------------------------------------------------------------

Q:    What factors most significantly affected the Fund's performance?

A: Overall, our ability to successfully navigate two distinct market trends contributed most to the Fund's annual performance. Sector exposure was most important through April, when the high volatility of energy prices drove market performance. Then, from May through September, as the market experienced both dramatic sell-offs and sharp relief rallies, stock selection was key.

      For the fiscal year as a whole, stock selection within the transportation industry boosted the Fund's return most. Fund holdings AMR (parent company of American Airlines), Continental Airlines and CSX were particularly strong individual stock performers.

      Industry allocation and stock selection within the producer durables industry further contributed to the Fund's results. The Fund benefited from its emphasis on commercial construction-related holdings vs. homebuilders. Machinery company Manitowoc was among the best individual stock performers during the period. Elsewhere, oil services company McDermott Intl also performed well for the Fund.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 7

QUESTIONS & ANSWERS

      Detracting somewhat from the Fund's results was a modest allocation to the strongly performing financials sector overall. Within the sector, having greater exposure than the Russell Index to property and casualty insurance companies, which understandably suffered in the aftermath of the devastation caused by the Gulf Coast hurricanes, and a lesser allocation to banks and real estate investment trusts (REITs), which performed well during the period, also hurt. In other sectors, energy company Pioneer Natural Resources was a poor performer for the period.

------------------------------------------------------------------------------
      INVESTMENT TERMS

      CYCLICAL INDUSTRY: An industry that is sensitive to the business cycle and price changes. Most cyclical industries produce durable goods such as raw materials and heavy equipment.

      DEFENSIVE INDUSTRY: An industry that remains stable during various phases of the business cycle. The utilities sector is an example of a defensive or non-cyclical industry because consumers need gas and electricity during all phases of the business cycle.
------------------------------------------------------------------------------

Q:    What changes did you make to the Fund's portfolio during the period?

A: We maintained the Fund's overall bias toward cyclical sectors, but we reduced the Fund's relative exposure to these sectors during the period in favor of the more defensive segments of the equity market. Specifically, during the annual period, we reduced the Fund's positions in materials sector and processing and producer durables industries. We increased the Fund's allocations to utilities, health care and consumer staples.

      Among individual stocks, we established a position in managed health care company Humana during the period. We liked Humana for the relative valuation of this stock and for what we believe to be its positive prospects given the provisions of Medicare Part D (Medicare's prescription drug coverage).

------------------------------------------------------------------------------
      OUR RECENT ADDITIONS TO THE FUND'S HEALTH CARE AND UTILITIES SECTORS ARE INTENDED TO LESSEN THE ECONOMIC SENSITIVITY OF THE PORTFOLIO IN THE COMING MONTHS.
------------------------------------------------------------------------------


------------------------------------------------------------------------------

8 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

QUESTIONS & ANSWERS

Q:    How do you intend to manage the Fund in the coming months?

A: We believe economic growth will slow modestly in the last quarter of 2006 and into 2007, as consumer spending is impacted by a softening in the housing market, among other factors. Going forward, we continue to monitor and evaluate the broader uncertainties in the U.S. economy that may be caused by the ripple effect of a slowdown in the residential housing market. Our view of longer-term drivers remains reflected in the Fund's meaningful allocations to cyclical sectors, such as producer durables and materials and processing. At the same time, our recent additions to the Fund's health care and utilities sectors are intended to lessen the economic sensitivity of the portfolio in the coming months.

      As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 9

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Value Fund Class A shares (from 3/1/02 to 9/30/06)* as compared to the performance of two widely cited performance indices, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 14, 2002. Russell Midcap Value Index and Lipper peer group data is from March 1, 2002.

COMPARATIVE RESULTS

Results at Sept. 30, 2006

                                                                     SINCE
                                            1 YEAR     3 YEARS    INCEPTION(3)
RIVERSOURCE MID CAP VALUE FUND
(INCLUDES SALES CHARGE)
------------------------------------------------------------------------------
Class A Cumulative value of $10,000        $10,667    $ 17,654    $   18,202
------------------------------------------------------------------------------
        Average annual total return          +6.67%     +20.86%       +13.83%
------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)
------------------------------------------------------------------------------
        Cumulative value of $10,000        $11,227    $ 17,790    $   18,763
------------------------------------------------------------------------------
        Average annual total return         +12.27%     +21.17%       +14.72%
------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX(2)
------------------------------------------------------------------------------
        Cumulative value of $10,000        $10,919    $ 15,983    $   16,542
------------------------------------------------------------------------------
        Average annual total return          +9.19%     +16.92%       +11.61%
------------------------------------------------------------------------------

Results for other share classes can be found on page 6.


------------------------------------------------------------------------------

10 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP VALUE FUND

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

             RiverSource Mid Cap Value
                  Fund Class A           Russell Midcap   Lipper Mid-Cap Value
Date         (includes sales charge)    Value Index(1)      Funds Index(2)
3/1/02               $ 9,425                $10,000             $10,000
9/30/02              $ 7,411                $ 8,221             $ 8,011
9/30/03              $ 9,716                $10,548             $10,348
9/30/04              $12,658                $13,250             $12,696
9/30/05              $16,083                $16,712             $15,150
9/30/06              $18,202                $18,763             $16,542

(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment. See "Fund Management and Compensation" for more information.

(3) Fund data is from Feb. 14, 2002. Russell Midcap Value Index and Lipper peer group data is from March 1, 2002.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 11

INVESTMENTS IN SECURITIES

SEPT. 30, 2006

(Percentages represent value of investments compared to net assets)

------------------------------------------------------------------------------
COMMON STOCKS (97.9%)
------------------------------------------------------------------------------
ISSUER                                         SHARES                 VALUE(a)
AEROSPACE & DEFENSE (0.5%)
Goodrich                                         213,889        $    8,666,782
------------------------------------------------------------------------------

AIRLINES (0.8%)
AMR                                              188,537(b)          4,362,746
Continental Airlines Cl B                        241,045(b,d)        6,823,984
US Airways Group                                  85,639(b)          3,796,377
                                                                --------------
Total                                                               14,983,107
------------------------------------------------------------------------------

AUTO COMPONENTS (0.4%)
Ballard Power Systems                            277,604(b,c,d)      1,579,567
Johnson Controls                                  87,462             6,274,524
                                                                --------------
Total                                                                7,854,091
------------------------------------------------------------------------------

AUTOMOBILES (0.9%)
Ford Motor                                     1,964,482            15,892,659
------------------------------------------------------------------------------

BUILDING PRODUCTS (2.1%)
American Standard Companies                      684,812            28,741,560
USG                                              187,810(b)          8,834,582
                                                                --------------
Total                                                               37,576,142
------------------------------------------------------------------------------

CAPITAL MARKETS (0.3%)
AMVESCAP                                         474,110(c)          5,149,075
------------------------------------------------------------------------------

CHEMICALS (3.2%)
Cabot                                            136,367             5,072,852
Eastman Chemical                                 306,802(d)         16,573,444
Imperial Chemical Inds ADR                       203,054(c)          6,077,406
Lubrizol                                         105,681             4,832,792
Monsanto                                          43,621             2,050,623
Mosaic                                           348,141(b)          5,883,583
PPG Inds                                         262,118            17,582,876
                                                                --------------
Total                                                               58,073,576
------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
AmSouth Bancorporation                           623,084            18,094,360
Comerica                                         277,298            15,783,802
Huntington Bancshares                            271,414             6,494,937
                                                                --------------
Total                                                               40,373,099
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                         SHARES                 VALUE(a)
COMMERCIAL SERVICES & SUPPLIES (0.9%)
Dun & Bradstreet                                  68,794(b)     $    5,158,862
Pitney Bowes                                     119,983             5,323,646
Ritchie Bros Auctioneers                         128,004(c)          6,862,294
                                                                --------------
Total                                                               17,344,802
------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.9%)
Tellabs                                        1,548,618(b)         16,972,853
------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.3%)
Diebold                                          113,184             4,926,900
------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
Chicago Bridge & Iron                            315,440(c)          7,589,486
Fluor                                            152,830            11,751,099
Insituform Technologies Cl A                      89,894(b)          2,182,626
                                                                --------------
Total                                                               21,523,211
------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.2%)
Temple-Inland                                    110,595             4,434,860
------------------------------------------------------------------------------

DISTRIBUTORS (0.2%)
Genuine Parts                                    102,215             4,408,533
------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.4%)
CenturyTel                                       484,504            19,220,274
Citizens Communications                          688,643             9,668,548
Embarq                                            75,684             3,660,835
Qwest Communications Intl                      1,612,717(b)         14,062,892
Windstream                                     1,147,012            15,129,088
                                                                --------------
Total                                                               61,741,637
------------------------------------------------------------------------------

ELECTRIC UTILITIES (5.1%)
American Electric Power                          307,599            11,187,376
DPL                                              408,580            11,080,690
Edison Intl                                      497,787            20,727,851
Pinnacle West Capital                            616,297            27,764,179
PPL                                              514,236            16,918,364
Reliant Energy                                   488,843(b)          6,017,657
                                                                --------------
Total                                                               93,696,117
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

12 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                         SHARES                 VALUE(a)
ELECTRICAL EQUIPMENT (1.5%)
Cooper Inds Cl A                                 132,170        $   11,263,527
Energy Conversion Devices                         53,636(b)          1,986,677
FuelCell Energy                                  143,266(b,d)        1,090,254
Plug Power                                       191,156(b,d)          778,005
Rockwell Automation                              221,679            12,879,551
                                                                --------------
Total                                                               27,998,014
------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.4%)
Solectron                                      2,521,566(b)          8,220,305
------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.8%)
BJ Services                                      385,280            11,608,486
Cameron Intl                                     293,373(b)         14,172,850
ENSCO Intl                                       152,932             6,703,010
GlobalSantaFe                                    431,580            21,574,683
Nabors Inds                                      277,040(b,c)        8,241,940
Natl Oilwell Varco                               102,767(b)          6,017,008
Smith Intl                                       247,362             9,597,646
Weatherford Intl                                 252,391(b)         10,529,753
                                                                --------------
Total                                                               88,445,376
------------------------------------------------------------------------------

FOOD PRODUCTS (1.9%)
Archer-Daniels-Midland                           180,840             6,850,219
Del Monte Foods                                  739,022             7,722,780
Reddy Ice Holdings                               249,260             6,032,092
Tyson Foods Cl A                                 933,612            14,825,759
                                                                --------------
Total                                                               35,430,850
------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Questar                                          103,226             8,440,790
------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Hospira                                          113,424(b)          4,340,736
------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.2%)
AmerisourceBergen                                231,916            10,482,603
Health Management Associates Cl A                426,656             8,917,110
Health Net                                       363,152(b)         15,804,375
Humana                                           456,267(b)         30,154,687
McKesson                                          87,739             4,625,600
Omnicare                                         160,291             6,906,939
                                                                --------------
Total                                                               76,891,314
------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.9%)
Hilton Hotels                                    539,737            15,031,675
Royal Caribbean Cruises                          511,935            19,868,198
                                                                --------------
Total                                                               34,899,873
------------------------------------------------------------------------------

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                         SHARES                 VALUE(a)
HOUSEHOLD DURABLES (2.1%)
Mohawk Inds                                       69,708(b)     $    5,189,761
Stanley Works                                    337,528            16,825,770
Whirlpool                                        197,226            16,588,679
                                                                --------------
Total                                                               38,604,210
------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
Constellation Energy Group                       179,263            10,612,370
Mirant                                           262,481(b)          7,168,356
                                                                --------------
Total                                                               17,780,726
------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.8%)
McDermott Intl                                   550,178(b)         22,997,440
Textron                                          103,214             9,031,225
                                                                --------------
Total                                                               32,028,665
------------------------------------------------------------------------------

INSURANCE (15.9%)
ACE                                              653,016(c)         35,739,566
Aon                                            1,090,730            36,943,025
Axis Capital Holdings                            460,609(c)         15,978,526
Conseco                                          186,027(b)          3,904,707
Everest Re Group                                 447,056(c)         43,601,371
Lincoln Natl                                     329,540            20,457,843
Loews                                            680,200            25,779,580
PartnerRe                                        440,500(c)         29,764,585
Torchmark                                        206,346            13,022,496
Willis Group Holdings                            322,700(c)         12,262,600
XL Capital Cl A                                  763,065(c)         52,422,565
                                                                --------------
Total                                                              289,876,864
------------------------------------------------------------------------------

IT SERVICES (2.0%)
Computer Sciences                                314,334(b)         15,440,086
Electronic Data Systems                          893,503            21,908,694
                                                                --------------
Total                                                               37,348,780
------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.0%)
Eastman Kodak                                    544,894(d)         12,205,626
Hasbro                                           271,008             6,165,432
                                                                --------------
Total                                                               18,371,058
------------------------------------------------------------------------------

MACHINERY (4.7%)
AGCO                                             888,221(b)         22,516,403
Dover                                            191,263             9,073,517
Eaton                                            274,779            18,918,534
Ingersoll-Rand Cl A                              575,298(c)         21,849,818
Manitowoc                                        130,361             5,838,869
Terex                                            154,034(b)          6,965,417
                                                                --------------
Total                                                               85,162,558
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 13

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                         SHARES                 VALUE(a)
MEDIA (3.3%)
Interpublic Group of Companies                 1,120,865(b)     $   11,096,564
Regal Entertainment Group Cl A                   831,810(d)         16,486,474
RH Donnelley                                     343,678            18,180,566
Tribune                                          450,236            14,731,722
                                                                --------------
Total                                                               60,495,326
------------------------------------------------------------------------------

METALS & MINING (1.3%)
Freeport-McMoRan Copper & Gold Cl B              182,473             9,718,512
Nucor                                            115,374             5,709,859
Phelps Dodge                                     106,957             9,059,258
                                                                --------------
Total                                                               24,487,629
------------------------------------------------------------------------------

MULTILINE RETAIL (1.9%)
Family Dollar Stores                             530,515(d)         15,512,259
Federated Department Stores                      432,885            18,704,960
                                                                --------------
Total                                                               34,217,219
------------------------------------------------------------------------------

MULTI-UTILITIES (6.6%)
CMS Energy                                       256,702(b)          3,706,777
Consolidated Edison                              298,311            13,781,968
DTE Energy                                       316,823            13,151,323
Energy East                                      716,089            16,985,631
MDU Resources Group                              357,187             7,979,558
NiSource                                       1,149,524            24,990,652
SCANA                                            224,378             9,035,702
Sempra Energy                                    279,893            14,064,623
TECO Energy                                      586,301             9,175,611
Xcel Energy                                      352,039             7,269,605
                                                                --------------
Total                                                              120,141,450
------------------------------------------------------------------------------

OFFICE ELECTRONICS (--%)
Xerox                                             22,313(b)            347,190
------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (4.8%)
El Paso                                          965,292            13,166,583
Enbridge                                         461,885(c)         14,909,648
Hess                                             288,611            11,954,268
Newfield Exploration                             180,998(b)          6,975,663
Pioneer Natural Resources                        424,591            16,610,000
Southwestern Energy                              163,659(b)          4,888,494

------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
ISSUER                                         SHARES                 VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Suncor Energy                                     80,702(c)     $    5,814,579
Sunoco                                           223,613            13,906,492
                                                                --------------
Total                                                               88,225,727
------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Bowater                                          227,672             4,683,213
MeadWestvaco                                     167,385             4,437,376
                                                                --------------
Total                                                                9,120,589
------------------------------------------------------------------------------

PHARMACEUTICALS (1.3%)
King Pharmaceuticals                             389,773(b)          6,637,834
Mylan Laboratories                               619,371            12,467,938
Watson Pharmaceuticals                           155,045(b)          4,057,528
                                                                --------------
Total                                                               23,163,300
------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.6%)
Boston Properties                                 53,468             5,525,383
Crescent Real Estate Equities                    420,489             9,170,865
Equity Residential                               371,192            18,774,892
Rayonier                                         382,673            14,465,039
                                                                --------------
Total                                                               47,936,179
------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
CSX                                              617,938            20,286,905
------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Intersil Cl A                                    631,438            15,501,803
Microchip Technology                             281,908             9,139,457
Natl Semiconductor                               867,107            20,403,028
                                                                --------------
Total                                                               45,044,288
------------------------------------------------------------------------------

SOFTWARE (1.5%)
BMC Software                                     675,683(b)         18,392,092
McAfee                                           379,868(b)          9,291,571
                                                                --------------
Total                                                               27,683,663
------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.1%)
Liz Claiborne                                    508,075            20,074,044
VF                                               262,655            19,160,682
                                                                --------------
Total                                                               39,234,726
------------------------------------------------------------------------------

TOBACCO (1.9%)
Loews - Carolina Group                           393,274(f)         21,783,447
Reynolds American                                199,176(d)         12,342,937
                                                                --------------
Total                                                               34,126,384
------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $1,648,079,999)                                          $1,791,968,138
------------------------------------------------------------------------------

See accompanying notes to investments in securities.


------------------------------------------------------------------------------

14 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

------------------------------------------------------------------------------
BONDS (0.5%)
------------------------------------------------------------------------------
                        COUPON                 PRINCIPAL
ISSUER                   RATE                   AMOUNT                VALUE(a)
Qwest Communications Intl
  Sr Unsecured
    11-15-25              3.50%               $ 5,518,000       $    9,028,000
------------------------------------------------------------------------------

TOTAL BONDS
(Cost: $5,518,000)                                              $    9,028,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MONEY MARKET FUNDS (3.7%)(e)
------------------------------------------------------------------------------
                                                SHARES                VALUE(a)
RiverSource Short
   Term Cash Fund                             67,051,694(g)     $   67,051,694
------------------------------------------------------------------------------

TOTAL MONEY MARKET FUNDS
(Cost: $67,051,694)                                             $   67,051,694
------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,720,649,693)(h)                                       $1,868,047,832
==============================================================================

------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
------------------------------------------------------------------------------

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2006, the value of foreign securities represented 14.6% of net assets.

(d) At Sept. 30, 2006, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 2.4% of net assets. See
      Note 5 to the financial statements. 1.3% of net assets is the Fund's cash equivalent position.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g)   See Note 6 to the financial statements.

(h) At Sept. 30, 2006, the cost of securities for federal income tax purposes was $1,723,086,539 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                    $175,963,070
      Unrealized depreciation                                     (31,001,777)
      -----------------------------------------------------------------------
      Net unrealized appreciation                                $144,961,293
      -----------------------------------------------------------------------

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPT. 30, 2006

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $1,653,597,999)                                  $ 1,800,996,138
   Affiliated money market fund (identified cost $67,051,694) (Note 6)                          67,051,694
----------------------------------------------------------------------------------------------------------
Total investments in securities (identified cost $1,720,649,693)                             1,868,047,832
Foreign currency holdings (identified cost $5,256) (Note 1)                                          4,704
Capital shares receivable                                                                        2,257,131
Dividends and accrued interest receivable                                                        3,348,199
Receivable for investment securities sold                                                        6,579,125
----------------------------------------------------------------------------------------------------------
Total assets                                                                                 1,880,236,991
----------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash on demand deposit                                                    4,701
Capital shares payable                                                                             264,714
Payable for investment securities purchased                                                      4,630,512
Payable upon return of securities loaned (Note 5)                                               44,101,700
Accrued investment management services fee                                                          34,636
Accrued distribution fee                                                                           739,452
Accrued service fee                                                                                    124
Accrued transfer agency fee                                                                          2,421
Accrued administrative services fee                                                                  2,720
Other accrued expenses                                                                             233,754
----------------------------------------------------------------------------------------------------------
Total liabilities                                                                               50,014,734
----------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                                         $ 1,830,222,257
==========================================================================================================
REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                                                   $     2,015,090
Additional paid-in capital                                                                   1,496,850,347
Undistributed net investment income                                                              5,256,153
Accumulated net realized gain (loss)                                                           178,703,496
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                          147,397,171
----------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock                   $ 1,830,222,257
==========================================================================================================
Net assets applicable to outstanding shares:               Class A                         $ 1,443,445,703
                                                           Class B                         $   296,980,090
                                                           Class C                         $    26,549,537
                                                           Class I                         $    17,952,154
                                                           Class Y                         $    45,294,773
Net asset value per share of outstanding capital stock:    Class A shares    158,235,901   $          9.12
                                                           Class B shares     33,415,191   $          8.89
                                                           Class C shares      2,986,537   $          8.89
                                                           Class I shares      1,942,703   $          9.24
                                                           Class Y shares      4,928,660   $          9.19
----------------------------------------------------------------------------------------------------------
*Including securities on loan, at value (Note 5)                                           $    41,700,159
----------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

16 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

STATEMENT OF OPERATIONS

YEAR ENDED SEPT. 30, 2006

INVESTMENT INCOME
Income:
Dividends                                                          $ 28,053,930
Interest                                                              1,917,094
Income distributions from affiliated money market fund (Note 6)          42,126
Fee income from securities lending (Note 5)                             180,375
   Less foreign taxes withheld                                          (34,612)
-------------------------------------------------------------------------------
Total income                                                         30,158,913
-------------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                   11,459,838
Distribution fee
   Class A                                                            2,820,242
   Class B                                                            2,906,199
   Class C                                                              207,499
Transfer agency fee                                                   2,530,905
Incremental transfer agency fee
   Class A                                                              203,183
   Class B                                                              105,594
   Class C                                                                6,418
Service fee -- Class Y                                                   17,862
Administrative services fees and expenses                               854,082
Compensation of board members                                            14,263
Custodian fees                                                          150,481
Printing and postage                                                    283,770
Registration fees                                                       267,961
Audit fees                                                               32,000
Other                                                                    32,131
-------------------------------------------------------------------------------
Total expenses                                                       21,892,428
   Earnings and bank fee credits on cash balances (Note 2)              (51,765)
-------------------------------------------------------------------------------
Total net expenses                                                   21,840,663
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       8,318,250
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                   186,964,477
   Foreign currency transactions                                         (4,979)
   Payment from affiliate (Note 2)                                        1,083
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             186,960,581
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities in
   foreign currencies                                               (31,678,233)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               155,282,348
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $163,600,598
===============================================================================

See accompanying notes to financial statements.


-------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 17

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED SEPT. 30,                                                            2006                2005
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                            $     8,318,250    $     2,832,467
Net realized gain (loss) on investments                                        186,960,581         61,186,150
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          (31,678,233)       108,504,047
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                163,600,598        172,522,664
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                                                   (3,310,004)        (1,089,389)
      Class I                                                                      (85,786)          (123,102)
      Class Y                                                                       (5,206)            (1,447)
   Net realized gain
      Class A                                                                  (51,537,283)        (3,510,918)
      Class B                                                                  (15,501,938)        (1,364,073)
      Class C                                                                     (936,112)           (63,590)
      Class I                                                                     (763,867)          (210,847)
      Class Y                                                                      (60,425)            (3,486)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                            (72,200,621)        (6,366,852)
-------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                                     717,560,926        421,110,817
   Class B shares                                                              113,941,444        123,547,441
   Class C shares                                                               14,199,564          7,074,395
   Class I shares                                                                4,897,441         16,326,497
   Class Y shares                                                               45,919,961            431,194
Reinvestment of distributions at net asset value
   Class A shares                                                               54,276,118          4,551,003
   Class B shares                                                               15,335,851          1,349,129
   Class C shares                                                                  904,612             60,954
   Class I shares                                                                  849,232            333,875
   Class Y shares                                                                   64,561              4,758
Payments for redemptions
   Class A shares                                                             (182,170,949)       (92,960,060)
   Class B shares (Note 2)                                                     (91,047,392)       (52,202,017)
   Class C shares (Note 2)                                                      (3,498,036)        (1,925,594)
   Class I shares                                                                 (769,206)       (28,334,424)
   Class Y shares                                                               (2,354,783)           (93,655)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions              688,109,344        399,274,313
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                        779,509,321        565,430,125
Net assets at beginning of year                                              1,050,712,936        485,282,811
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                                                  $ 1,830,222,257    $ 1,050,712,936
=============================================================================================================
Undistributed net investment income                                        $     5,256,153    $     2,066,724
-------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.


------------------------------------------------------------------------------

18 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Investment Series, Inc. (formerly AXP Investment Series, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C, Class I and Class Y shares.

o     Class A shares are sold with a front-end sales charge.

o     Class B shares may be subject to a contingent deferred sales charge
      (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o     Class C shares may be subject to a CDSC.

o Class I and Class Y shares have no sales charge and are offered only to qualifying institutional investors.

At Sept. 30, 2006, Ameriprise Financial, Inc. (Ameriprise Financial) and the affiliated funds-of-funds owned 100% of Class I shares, which represents 0.98% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, Ameriprise Financial utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 19 the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


------------------------------------------------------------------------------

20 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2006, foreign currency holdings were entirely comprised of Canadian dollars.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 21

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $1,727,825 and accumulated net realized gain has been increased by $1,727,825.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                                     2006          2005
------------------------------------------------------------------------------
CLASS A
Distributions paid from:
   Ordinary income ..................................$17,841,869    $1,089,389
   Long-term capital gain ............................37,005,418     3,510,918

CLASS B
Distributions paid from:
   Ordinary income ....................................4,371,138            --
   Long-term capital gain ............................11,130,800     1,364,073

CLASS C
Distributions paid from:
   Ordinary income ......................................263,900            --
   Long-term capital gain ...............................672,212        63,590

CLASS I
Distributions paid from:
   Ordinary income ......................................301,172       123,102
   Long-term capital gain ...............................548,481       210,847

CLASS Y
Distributions paid from:
   Ordinary income .......................................22,244         1,447
   Long-term capital gain ................................43,387         3,486

At Sept. 30, 2006, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income ....................................$ 29,945,261
Accumulated long-term gain (loss) ................................$156,451,234
Unrealized appreciation (depreciation) ...........................$144,960,325

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the Fund's financial statements is being evaluated.


------------------------------------------------------------------------------

22 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, that will result from the adoption of FIN 48.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. Prior to March 1, 2006, the management fee percentage of the Fund's average daily net assets declined from 0.70% to 0.58% annually as the Fund's assets increased. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,270,520 for the year ended Sept. 30, 2006.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 23

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the Board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

o     Class A $19.50

o     Class B $20.50

o     Class C $20.00

o     Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

The Fund has agreements with Ameriprise Financial Services, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $4,169,598 for Class A, $300,504 for Class B and $7,017 for Class C for the year ended Sept. 30, 2006.


------------------------------------------------------------------------------

24 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

Effective as of Oct. 1, 2006, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2007, unless sooner terminated at the discretion of the Board, such that expenses, before giving effect to any performance incentive adjustment, will not exceed 1.28% for Class A, 2.05% for Class B, 2.05% for Class C, 0.93% for Class I, and 1.11% for Class Y of the Fund's average daily net assets.

During the year ended Sept. 30, 2006, the Fund's custodian and transfer agency fees were reduced by $51,765 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $1,083 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,254,506,758 and $638,691,877, respectively, for the year ended Sept. 30, 2006. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                            YEAR ENDED SEPT. 30, 2006
                                         CLASS A         CLASS B       CLASS C       CLASS I       CLASS Y
-----------------------------------------------------------------------------------------------------------
Sold                                    80,983,837      13,202,974    1,639,251        546,976    5,085,897
Issued for reinvested distributions      6,446,095       1,858,891      109,650         99,910        7,622
Redeemed                               (20,526,659)    (10,537,288)    (403,807)       (86,761)    (259,802)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 66,903,273       4,524,577    1,345,094        560,125    4,833,717
-----------------------------------------------------------------------------------------------------------

                                                            YEAR ENDED SEPT. 30, 2005
                                         CLASS A         CLASS B       CLASS C        CLASS I      CLASS Y
-----------------------------------------------------------------------------------------------------------
Sold                                    54,032,750      16,325,322      917,088      2,163,533       55,209
Issued for reinvested distributions        607,610         182,809        8,248         44,222          632
Redeemed                               (11,873,261)     (6,678,719)    (255,276)    (3,740,807)     (12,799)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                 42,767,099       9,829,412      670,060     (1,533,052)      43,042
-----------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 25

5. LENDING OF PORTFOLIO SECURITIES

At Sept. 30, 2006, securities valued at $41,700,159 were on loan to brokers. For collateral, the Fund received $44,101,700 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, which are included in the "Investments in securities." Income from securities lending amounted to $180,375 for the year ended Sept. 30, 2006. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.07% per annum. The Fund had no borrowings outstanding during the year ended Sept. 30, 2006.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement


------------------------------------------------------------------------------

26 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 27

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

----------------------------------------------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
----------------------------------------------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,                                         2006       2005      2004        2003           2002(b)
Net asset value, beginning of period                                $  8.56    $  6.81    $ 5.23      $ 4.01      $   5.10
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            .05        .03       .02         .02           .01
Net gains (losses) (both realized and unrealized)                      1.03       1.80      1.56        1.22         (1.10)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       1.08       1.83      1.58        1.24         (1.09)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                                   (.03)      (.02)       --        (.02)           --
Distributions from realized gains                                      (.49)      (.06)       --          --            --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (.52)      (.08)       --        (.02)           --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  9.12    $  8.56    $ 6.81      $ 5.23      $   4.01
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $ 1,443    $   782    $  331      $  111      $     54
----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily net assets(c)                       1.33%      1.37%     1.39%(d)    1.38%(d)      1.38%(d),(e)
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net assets       .72%       .58%      .59%        .67%          .86%(e)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (excluding short-term securities)                44%        26%        9%         36%           18%
----------------------------------------------------------------------------------------------------------------------------------
Total return(f)                                                       13.18%     27.06%    30.27%      31.11%       (21.37%)(g)
----------------------------------------------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class A would have been 1.40%, 1.45% and 1.96% for the periods ended
      Sept. 30, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

28 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

CLASS B

---------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,               2006      2005      2004        2003         2002(b)
Net asset value, beginning of period      $  8.38   $  6.70   $  5.18     $  3.99     $  5.10
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   --        --      (.01)         --          --
Net gains (losses) (both realized
and unrealized)                              1.00      1.74      1.53        1.19       (1.11)
---------------------------------------------------------------------------------------------
Total from investment operations             1.00      1.74      1.52        1.19       (1.11)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains            (.49)     (.06)       --          --          --
---------------------------------------------------------------------------------------------
Net asset value, end of period            $  8.89   $  8.38   $  6.70     $  5.18     $  3.99
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $   297   $   242   $   128     $    57     $    30
---------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                          2.10%     2.13%     2.15%(d)    2.14%(d)    2.15%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  (.06%)    (.20%)    (.22%)      (.09%)       .10%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)              44%       26%        9%         36%         18%
---------------------------------------------------------------------------------------------
Total return(f)                             12.42%    26.12%    29.34%      29.95%     (21.76%)(g)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class B would have been 2.16%, 2.21% and 2.72% for the periods ended
      Sept. 30, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 29

CLASS C

---------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,               2006      2005      2004        2003         2002(b)
Net asset value, beginning of period      $  8.39   $  6.70   $  5.19     $  3.99     $  5.10
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                   --        --      (.01)        .01          --
Net gains (losses) (both realized
and unrealized)                               .99      1.75      1.52        1.20       (1.11)
---------------------------------------------------------------------------------------------
Total from investment operations              .99      1.75      1.51        1.21       (1.11)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income           --        --        --        (.01)         --
Distributions from realized gains            (.49)     (.06)       --          --          --
---------------------------------------------------------------------------------------------
Total distributions                          (.49)     (.06)       --        (.01)         --
---------------------------------------------------------------------------------------------
Net asset value, end of period            $  8.89   $  8.39   $  6.70     $  5.19     $  3.99
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $    27   $    14   $     7     $     3     $     2
---------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                          2.09%     2.13%     2.15%(d)    2.15%(d)    2.15%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  (.04%)    (.19%)    (.21%)      (.09%)       .12%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)              44%       26%        9%         36%         18%
---------------------------------------------------------------------------------------------
Total return(f)                             12.29%    26.27%    29.09%      30.25%     (21.76%)(g)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class C would have been 2.16%, 2.21% and 2.72% for the periods ended
      Sept. 30, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

30 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

CLASS I

---------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------
Fiscal period ended Sept. 30,               2006      2005       2004(b)
Net asset value, beginning of period      $  8.65   $  6.87   $  6.73
---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .08       .05       .04
Net gains (losses) (both realized
and unrealized)                              1.06      1.83       .10
---------------------------------------------------------------------
Total from investment operations             1.14      1.88       .14
---------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.06)     (.04)       --
Distributions from realized gains            (.49)     (.06)       --
---------------------------------------------------------------------
Total distributions                          (.55)     (.10)       --
---------------------------------------------------------------------
Net asset value, end of period            $  9.24   $  8.65   $  6.87
---------------------------------------------------------------------

---------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------
Net assets, end of period (in millions)   $    18   $    12   $    20
---------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                           .89%      .89%      .88%(d),(e)
---------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                  1.16%     1.02%     1.46%(d)
---------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)              44%       26%        9%
---------------------------------------------------------------------
Total return(f)                             13.71%    27.54%     2.08%(g)
---------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b)   Inception date is March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d)   Adjusted to an annual basis.

(e) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class I would have been 0.89% for the period ended Sept. 30, 2004.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 31

CLASS Y

---------------------------------------------------------------------------------------------
PER SHARE INCOME AND CAPITAL CHANGES(a)
---------------------------------------------------------------------------------------------
Fiscal period ended Sept. 30,               2006      2005      2004        2003         2002(b)
Net asset value, beginning of period      $  8.62   $  6.85   $  5.25     $  4.01     $  5.10
---------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  .07       .03       .02         .03         .01
Net gains (losses) (both realized
and unrealized)                              1.04      1.83      1.58        1.23       (1.10)
---------------------------------------------------------------------------------------------
Total from investment operations             1.11      1.86      1.60        1.26       (1.09)
---------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income         (.05)     (.03)       --        (.02)         --
Distributions from realized gains            (.49)     (.06)       --          --          --
---------------------------------------------------------------------------------------------
Total distributions                          (.54)     (.09)       --        (.02)         --
---------------------------------------------------------------------------------------------
Net asset value, end of period            $  9.19   $  8.62   $  6.85     $  5.25     $  4.01
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period (in millions)   $    45   $     1   $    --     $    --     $    --
---------------------------------------------------------------------------------------------
Ratio of expenses to average
daily net assets(c)                          1.16%     1.19%     1.21%(d)    1.17%(d)    1.18%(d),(e)
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average daily net assets                   .96%      .75%      .81%        .85%        .94%(e)
---------------------------------------------------------------------------------------------
Portfolio turnover rate
(excluding short-term securities)              44%       26%        9%         36%         18%
---------------------------------------------------------------------------------------------
Total return(f)                             13.35%    27.30%    30.57%      31.57%     (21.37%)(g)
---------------------------------------------------------------------------------------------

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances.

(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratios of expenses for Class Y would have been 1.22%, 1.27% and 1.78% for the periods ended
      Sept. 30, 2004, 2003 and 2002, respectively.

(e)   Adjusted to an annual basis.

(f)   Total return does not reflect payment of a sales charge.

(g)   Not annualized.


------------------------------------------------------------------------------

32 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS
RIVERSOURCE INVESTMENT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Mid Cap Value Fund (a series of RiverSource Investment Series, Inc.) as of September 30, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2006, and the financial highlights for the each of the years in the four-year period ended September 30, 2006, and for the period from February 14, 2002 (when shares became publicly available) to September 30, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Value Fund as of September 30, 2006, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

November 20, 2006


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 33

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2006

CLASS A

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................64.83%
    Dividends Received Deduction for corporations .......................51.96%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.17055

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.35376
Total distributions .................................................$ 0.52431

CLASS B

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................64.83%
    Dividends Received Deduction for corporations .......................51.96%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.13892

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.35376
Total distributions .................................................$ 0.49268

CLASS C

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................64.83%
    Dividends Received Deduction for corporations .......................51.96%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.13892

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.35376
Total distributions .................................................$ 0.49268


------------------------------------------------------------------------------

34 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................64.83%
    Dividends Received Deduction for corporations .......................51.96%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.19425

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.35376
Total distributions .................................................$ 0.54801

CLASS Y

INCOME DISTRIBUTIONS -- taxable as dividend income:

    Qualified Dividend Income for individuals ...........................64.83%
    Dividends Received Deduction for corporations .......................51.96%

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.18137

CAPITAL GAIN DISTRIBUTION -- taxable as long-term capital gain.

PAYABLE DATE                                                         PER SHARE
Dec. 21, 2005 .......................................................$ 0.35376
Total distributions .................................................$ 0.53513


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 35

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2006.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


------------------------------------------------------------------------------

36 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

                                   BEGINNING         ENDING          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING      ANNUALIZED
                                 APRIL 1, 2006   SEPT. 30, 2006   THE PERIOD(a)   EXPENSE RATIO
-----------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------
   Actual(b)                        $ 1,000        $ 1,002.20        $  6.59          1.32%
-----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,018.35        $  6.64          1.32%
-----------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------
   Actual(b)                        $ 1,000        $   998.90        $ 10.42          2.09%
-----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,014.51        $ 10.50          2.09%
-----------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------
   Actual(b)                        $ 1,000        $   997.80        $ 10.41          2.09%
-----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,014.51        $ 10.50          2.09%
-----------------------------------------------------------------------------------------------
Class I
-----------------------------------------------------------------------------------------------
   Actual(b)                        $ 1,000        $ 1,004.40        $  4.45           .89%
-----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,020.49        $  4.48           .89%
-----------------------------------------------------------------------------------------------
Class Y
-----------------------------------------------------------------------------------------------
   Actual(b)                        $ 1,000        $ 1,003.30        $  5.79          1.16%
-----------------------------------------------------------------------------------------------
   Hypothetical
   (5% return before expenses)      $ 1,000        $ 1,019.15        $  5.84          1.16%
-----------------------------------------------------------------------------------------------

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b)   Based on the actual return for the six months ended Sept. 30, 2006:
      +0.22% for Class A, -0.11% for Class B, -0.22% for Class C, +0.44% for
      Class I and +0.33% for Class Y.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 37

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 100 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                      OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member         Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006           Court, 1998-2005
Minneapolis, MN 55402
Age 52
------------------------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member         Chair, Board Services Corporation
901 S. Marquette Ave.    since 1999           (provides administrative services
Minneapolis, MN 55402                         to boards); former Governor
Age 72                                        of Minnesota
------------------------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member         Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004           Management, Bentley College;
Minneapolis, MN 55402                         former Dean, McCallum Graduate
Age 55                                        School of Business, Bentley College
------------------------------------------------------------------------------------------------------------------
Anne P. Jones            Board member         Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------
Jeffrey Laikind          Board member         Former Managing Director,                 American Progressive
901 S. Marquette Ave.    since 2005           Shikiar Asset Management                  Insurance
Minneapolis, MN 55402
Age 71
------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member         President Emeritus and                    Valmont Industries, Inc.
901 S. Marquette Ave.    since 2002           Professor of Economics,                   (manufactures irrigation
Minneapolis, MN 55402                         Carleton College                          systems)
Age 67
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------

38 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                      OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member         Director, Enterprise Asset                Strategic Distribution,
901 S. Marquette Ave.    since 2004           Management, Inc. (private real            Inc. (transportation,
Minneapolis, MN 55402                         estate and asset management               distribution and logistics
Age 54                                        company)                                  consultants)
------------------------------------------------------------------------------------------------------------------
Vikki L. Pryor           Board member         President and Chief Executive
901 S. Marquette Ave.    since 2006           Officer, SBLI USA Mutual Life
Minneapolis, MN 55402                         Insurance Company, Inc. since 1999
Age 53
------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member         Chief Executive Officer, RiboNovix,       Hybridon, Inc.
901 S. Marquette Ave.    since 2002           Inc. since 2003 (biotechnology);          (biotechnology);
Minneapolis, MN 55402                         former President, Forester Biotech        American Healthways,
Age 62                                                                                  Inc. (health management
                                                                                        programs)
------------------------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION                      OTHER
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS                    DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------
William F. Truscott      Board member         President, Ameriprise Certificate
53600 Ameriprise         since 2001,          Company since 2006; President -
Financial Center         Vice President       U.S. Asset Management and Chief
Minneapolis, MN 55474    since 2002           Investment Officer, Ameriprise
Age 46                                        Financial, Inc. and President,
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC since 2005; Senior
                                              Vice President - Chief Investment
                                              Officer, Ameriprise Financial, Inc. and
                                              Chairman of the Board and Chief
                                              Investment Officer, RiverSource
                                              Investments, LLC, 2001-2005
------------------------------------------------------------------------------------------------------------------
*     Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 39

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND        PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE    DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
Jeffrey P. Fox           Treasurer            Vice President - Investment Accounting, Ameriprise Financial,
105 Ameriprise           since 2002           Inc., since 2002; Vice President - Finance, American Express
Financial Center                              Company, 2000-2002
Minneapolis, MN 55474
Age 51
------------------------------------------------------------------------------------------------------------------
Michelle M. Keeley       Vice President       Executive Vice President - Equity and Fixed Income,
172 Ameriprise           since 2004           Ameriprise Financial, Inc. and RiverSource Investments, LLC since
Financial Center                              2006; Vice President - Investments, Ameriprise Certificate
Minneapolis, MN 55474                         Company since 2003; Senior Vice President - Fixed Income,
Age 42                                        Ameriprise Financial, Inc., 2002-2006 and RiverSource
                                              Investments, LLC, 2004-2006; Managing Director, Zurich Global
                                              Assets, 2001-2002
------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan      President            Senior Vice President - Asset Management, RiverSource
172 Ameriprise           since 2006           Investments, LLC since 2006; Managing Director and Global
Financial Center                              Head of Product, Morgan Stanley Investment Management,
Minneapolis, MN 55474                         2004-2006; President, Touchstone Investments, 2002-2004;
Age 41                                        Director of Strategic Planning, Evergreen Investments, 1995-2002
------------------------------------------------------------------------------------------------------------------
Leslie L. Ogg            Vice President       President of Board Services Corporation
901 S. Marquette Ave.    and Secretary
Minneapolis, MN 55402    since 1978
Age 68
------------------------------------------------------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance     U.S. Asset Management Chief Compliance Officer, RiverSource
172 Ameriprise           Officer since 2006   Investments, LLC since 2006; Director - Mutual Funds,
Financial Center                              Voyageur Asset Management, 2003-2006; Director of Finance,
Minneapolis, MN 55474                         Voyageur Asset Management, 2000-2003
Age 45
------------------------------------------------------------------------------------------------------------------
Scott R. Plummer         General Counsel      Vice President and Chief Counsel - Asset Management,
5228 Ameriprise          since 2006           Ameriprise Financial, Inc. since 2005; Vice President,
Financial Center                              General Counsel and Secretary, Ameriprise Certificate Company
Minneapolis, MN 55474                         since 2005; Vice President - Asset Management Compliance,
Age 47                                        Ameriprise Financial, Inc., 2004-2005; Senior Vice President and
                                              Chief Compliance Officer, U.S. Bancorp Asset Management,
                                              2002-2004; Second Vice President and Assistant General
                                              Counsel, Hartford Life, 2001-2002
------------------------------------------------------------------------------------------------------------------
Neysa M. Alecu           Anti-Money           Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise          Laundering Officer   Ameriprise Financial, Inc. since 2004; Manager Anti-Money
Financial Center         since 2004           Laundering, Ameriprise Financial, Inc., 2003-2004; Compliance
Minneapolis, MN 55474                         Director and Bank Secrecy Act Officer, American Express
Age 42                                        Centurion Bank, 2000-2003
------------------------------------------------------------------------------------------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


------------------------------------------------------------------------------

40 RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT

During the period covered by this report, RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), served as the investment manager to RiverSource funds under an Investment Management Services Agreement ("IMS Agreement").

The Board of Directors/Trustees (the "Board") annually determines whether to continue the IMS Agreement and subadvisory agreements, as applicable, by evaluating the quality and level of services received and the costs associated with those services. The Board did not make the specific determination this year as each fund's IMS Agreement was approved by the vote of a majority of the outstanding voting securities of the funds at a shareholder meeting held on Feb. 15, 2006.

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


------------------------------------------------------------------------------

RIVERSOURCE MID CAP VALUE FUND - 2006 ANNUAL REPORT 41

RIVERSOURCE(SM) MID CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

riversource.com/funds

RIVERSOURCE [LOGO](SM)   This report must be accompanied or preceded by the
      INVESTMENTS        Fund's current prospectus. RiverSource(SM) mutual
                         funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members
                         NASD, and managed by RiverSource Investments, LLC.
                         These companies are part of Ameriprise Financial, Inc.

                                                              S-6241 H (11/06)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Investment Series, Inc. were as follows:

                  2006 - $91,000;                       2005 - $40,950

(b) Audit - Related Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Investment Series, Inc. were as follows:

                  2006 - $2,349;                        2005 - $1,478

(c) Tax Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for tax compliance related services for RiverSource Investment Series, Inc. were as follows:

                  2006 - $19,094;                       2005 - $9,023

(d) All Other Fees. The fees paid for the years ended Sept. 30, to KPMG LLP for additional professional services rendered in connection to proxy filing for RiverSource Investment Series, Inc. were as follows:

                  2006 - $6,861;                        2005 - $1,803


(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2006 and 2005 were pre-approved by the audit committee.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Sept. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                  2006 - $55,455;                       2005 - $97,826

         The fees paid for the years ended Sept. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2006 - $29,500;                       2005 - $87,000

(h) 100% of the services performed for item (g) above during 2006 and 2005 were pre-approved by the audit committee.

*2005 represents bills paid 10/1/04 - 9/30/05
 2006 represents bills paid 10/1/05 - 9/30/06

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                       RiverSource Investment Series, Inc.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   December 4, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.





By                                 /s/ Patrick T. Bannigan
                                   -----------------------
                                       Patrick T. Bannigan
                                       President and Principal Executive Officer

Date                                   December 4, 2006





By                                 /s/ Jeffrey P. Fox
                                   -----------------------
                                       Jeffrey P. Fox
                                       Treasurer and Principal Financial Officer

Date                                   December 4, 2006